                                                                    EXHIBIT 4.23

================================================================================

                        NRG PEAKER FINANCE COMPANY LLC,

                                   as Issuer,

                         BAYOU COVE PEAKING POWER, LLC,
                         BIG CAJUN I PEAKING POWER LLC,
                     NRG ROCKFORD LLC, NRG ROCKFORD II LLC,
                         AND NRG STERLINGTON POWER LLC,
                                 as Guarantors

                                      AND

                           XL CAPITAL ASSURANCE INC.,

                                   as Insurer

                                       TO

                              THE BANK OF NEW YORK,

                                   as Trustee

                                   ----------
                                    INDENTURE

                            Dated as of June 18, 2002

                                   ----------


                                  $325,000,000

              Series A Floating Rate Senior Secured Bonds due 2019

                  Additional Floating Rate Senior Secured Bonds
                   Additional Fixed Rate Senior Secured Bonds

                                TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       ----
PARTIES..................................................................................................................1
RECITALS OF THE COMPANY..................................................................................................1



                                                            ARTICLE ONE


                                       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01. Definitions..................................................................................................1
    Accelerated Bond Obligations...........................................................................................2
    Acceptable Assignee....................................................................................................2
    Act....................................................................................................................2
    Additional Bonds.......................................................................................................2
    Additional Fixed Rate Bonds............................................................................................2
    Additional Floating Rate Bonds.........................................................................................2
    Affiliate..............................................................................................................2
    Agent Member...........................................................................................................2
    Applicable Procedures..................................................................................................2
    Authenticating Agent...................................................................................................2
    Authorized Officer.....................................................................................................3
    Bankruptcy Event.......................................................................................................3
    Board..................................................................................................................3
    Board Resolution.......................................................................................................3
    Bond Obligations.......................................................................................................3
    Bonds..................................................................................................................3
    Bonds Register.........................................................................................................3
    Bonds Registrar........................................................................................................3
    Business Day...........................................................................................................3
    Calculation Agent......................................................................................................3
    Certificated Bonds.....................................................................................................3
    Closing Date...........................................................................................................3
    Code...................................................................................................................3
    Collateral.............................................................................................................4
    Collateral Agent.......................................................................................................4
    Common Agreement.......................................................................................................4
    Company................................................................................................................4
    Company Request; Company Order.........................................................................................4
    Controlling Party......................................................................................................4
    Corporate Trust Office.................................................................................................4
    corporation............................................................................................................4
    Debt...................................................................................................................4
    Depositary.............................................................................................................4
    Depositary Agreement...................................................................................................4
    Dollars; $.............................................................................................................4

    DTC....................................................................................................................4
    Exchange Act...........................................................................................................4
    Financing Documents....................................................................................................4
    Financing Parties......................................................................................................4
    GAAP...................................................................................................................4
    Global Bond............................................................................................................5
    Guarantors.............................................................................................................5
    Guaranty...............................................................................................................5
    Holder.................................................................................................................5
    Indenture..............................................................................................................5
    Initial Principal Amount...............................................................................................5
    Institutional Accredited Investor......................................................................................5
    instrument.............................................................................................................5
    Insurance and Reimbursement Agreement..................................................................................5
    Insurer................................................................................................................5
    Insurer Default........................................................................................................5
    Interest Period........................................................................................................5
    Issue Date.............................................................................................................5
    Issuer Event of Default................................................................................................6
    Issuer Permitted Debt..................................................................................................6
    Investment Company Act.................................................................................................6
    Legend.................................................................................................................6
    London Business Day....................................................................................................6
    Management Committee...................................................................................................6
    money..................................................................................................................6
    Moody's................................................................................................................6
    Non-Permitted Holder...................................................................................................6
    Non-Recourse Persons...................................................................................................6
    Notice of Default......................................................................................................6
    NRG Energy.............................................................................................................6
    Obligations............................................................................................................6
    Officer's Certificate..................................................................................................6
    Operative Documents....................................................................................................6
    Opinion of Counsel.....................................................................................................6
    Optional Redemption Price..............................................................................................7
    Outstanding............................................................................................................7
    Paying Agent...........................................................................................................7
    Permitted Change of Control............................................................................................7
    Permitted Peaker Buyout................................................................................................7
    Permitted Peaker Buyout (Completion/Loss Event)........................................................................8
    Person.................................................................................................................8
    Place of Payment.......................................................................................................8
    Policy.................................................................................................................8
    Predecessor Bond.......................................................................................................8
    Project Companies......................................................................................................8
    Project Event of Default...............................................................................................8
    Project Revenues.......................................................................................................8
    QIB....................................................................................................................8
    Qualified Purchaser....................................................................................................8

    Rating Agency..........................................................................................................8
    Redemption Date........................................................................................................8
    Redemption Premium.....................................................................................................8
    Reference Banks........................................................................................................8
    Regular Record Date....................................................................................................8
    Regulation D...........................................................................................................8
    Regulation S...........................................................................................................8
    Regulation S Certificated Bonds........................................................................................9
    Remaining Principal Amount.............................................................................................9
    Restricted Certificated Bonds..........................................................................................9
    Restricted Global Bonds................................................................................................9
    Rule 144...............................................................................................................9
    Rule 144A..............................................................................................................9
    Rule 144A Information..................................................................................................9
    Scheduled Payment Date.................................................................................................9
    Scheduled Payments.....................................................................................................9
    Securities Act.........................................................................................................9
    security...............................................................................................................9
    Series A Bonds.........................................................................................................9
    Standard & Poor's......................................................................................................9
    Stated Maturity........................................................................................................9
    Swap Agreement.........................................................................................................9
    Swap Counterparty......................................................................................................9
    Swap Obligations.......................................................................................................9
    Telerate Page 3750....................................................................................................10
    Three-Month USD-LIBOR-BBA.............................................................................................10
    Trustee...............................................................................................................10
    UCC...................................................................................................................10
    United States.........................................................................................................10
    U.S...................................................................................................................10
    USD-LIBOR-BBA Determination Date......................................................................................10

SECTION 1.02. Form of Documents Delivered to the Trustee and the Insurer..................................................10

SECTION 1.03. Compliance Certificates and Opinions........................................................................11

SECTION 1.04. Acts of Holders; Record Dates...............................................................................12

SECTION 1.05. Notices, Etc., to Trustee, Company and Insurer..............................................................13

SECTION 1.06. Notice to Holders...........................................................................................14

SECTION 1.07. Waiver .....................................................................................................14

SECTION 1.08. Effect of Headings and Table of Contents....................................................................14

SECTION 1.09. Successors and Assigns......................................................................................14

SECTION 1.10. Separability Clause.........................................................................................14

SECTION 1.11. Benefits of Indenture.......................................................................................15

SECTION 1.12. Governing Law...............................................................................................15

SECTION 1.13. Business Day Convention.....................................................................................15

SECTION 1.14. Waiver of Jury Trial........................................................................................15



                                                             ARTICLE TWO


                                                              BOND FORMS

SECTION 2.01. Forms Generally.............................................................................................15

SECTION 2.02. Form of Legends.............................................................................................16

SECTION 2.03. Form of Legend for Restricted Global Bonds..................................................................18

SECTION 2.04. Form of Trustee's Certificate of Authentication.............................................................18


                                                            ARTICLE THREE


                                                              THE BONDS

SECTION 3.01. Title and Terms.............................................................................................19

SECTION 3.02. Additional Bonds............................................................................................19

SECTION 3.03. Denominations...............................................................................................20

SECTION 3.04. Execution, Authentication, Delivery and Dating..............................................................20

SECTION 3.05. Temporary Bonds.............................................................................................20

SECTION 3.06. Registration, Registration of Transfer and Exchange.........................................................21

SECTION 3.07. Restrictions on Transfer....................................................................................22

SECTION 3.08. Mutilated, Destroyed, Lost and Stolen Bonds.................................................................26

SECTION 3.09. Payment of Principal and Interest...........................................................................26

SECTION 3.10. Persons Deemed Owners.......................................................................................27

SECTION 3.11. Cancellation................................................................................................28

SECTION 3.12. CUSIP, ISIN and Common Code Numbers.........................................................................28

SECTION 3.13. Tax Treatment...............................................................................................28

SECTION 3.14. Section 3(c)(7) of the Investment Company Act Procedures for Restricted Global Bonds........................29

SECTION 3.15. Certain Transactions Void; Company Right to Force Sale or Redemption........................................30


                                                             ARTICLE FOUR


                                                               GUARANTY

SECTION 4.01. Guaranty ..................................................................................................31


                                                             ARTICLE FIVE


                                                      SATISFACTION AND DISCHARGE

SECTION 5.01. Satisfaction and Discharge of Indenture.....................................................................31


                                                             ARTICLE SIX


                                                               REMEDIES

SECTION 6.01. Acceleration of Maturity and Rescission and Annulment by the Holders........................................32

SECTION 6.02. Suits for Enforcement by Trustee............................................................................33

SECTION 6.03. Reserved ...................................................................................................33

SECTION 6.04. Application of Money Collected..............................................................................33

SECTION 6.05. Reserved ...................................................................................................33

SECTION 6.06. Trustee May File Proofs of Claim............................................................................33

SECTION 6.07. Trustee May Enforce Claims Without Possession of Bonds......................................................34

SECTION 6.08. Limitation on Suits.........................................................................................34

SECTION 6.09. Unconditional Right of Holders to Receive Principal and Interest............................................35

SECTION 6.10. Restoration of Rights and Remedies..........................................................................35

SECTION 6.11. Remedies Not Exclusive......................................................................................35

SECTION 6.12. Delay or Omission Not Waiver................................................................................35

SECTION 6.13. Control of Proceedings......................................................................................36

SECTION 6.14. Waiver of Past Defaults.....................................................................................36

SECTION 6.15. Undertaking for Costs.......................................................................................36

SECTION 6.16. Waiver of Usury, Stay or Extension Laws.....................................................................37


                                                            ARTICLE SEVEN


                                                             THE TRUSTEE

SECTION 7.01. Certain Duties and Responsibilities.........................................................................37

SECTION 7.02. Notice of Defaults..........................................................................................38

SECTION 7.03. Certain Rights of Trustee...................................................................................38

SECTION 7.04. Not Responsible for Recitals or Issuance of Bonds...........................................................40

SECTION 7.05. May Hold Bonds..............................................................................................40

SECTION 7.06. Money Held in Trust.........................................................................................40

SECTION 7.07. Compensation and Reimbursement..............................................................................40

SECTION 7.08. Corporate Trustee Required; Eligibility.....................................................................41

SECTION 7.09. Resignation and Removal; Appointment of Successor...........................................................41

SECTION 7.10. Acceptance of Appointment by Successor......................................................................43

SECTION 7.11. Appointment of Co-Trustee...................................................................................43

SECTION 7.12. Merger, Conversion, Consolidation or Succession to Business.................................................44

SECTION 7.13. Appointment of Authenticating Agent.........................................................................44


                                                            ARTICLE EIGHT

                                           HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.01. Company to Furnish Trustee Names and Addresses of Holders...................................................46

SECTION 8.02. Preservation of Information; Communications to Holders......................................................46

SECTION 8.03. Reports by Company and Project Companies....................................................................46

                                                             ARTICLE NINE

                                         CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.01. Company May Consolidate, Etc., Only on Certain Terms........................................................47

SECTION 9.02. Successor Substituted.......................................................................................48


                                                             ARTICLE TEN

                                                       SUPPLEMENTAL INDENTURES

SECTION 10.01. Supplemental Indentures Without Consent of Holders.........................................................48

SECTION 10.02. Supplemental Indentures With Consent of Holders............................................................49

SECTION 10.03. Execution of Supplemental Indentures.......................................................................50

SECTION 10.04. Effect of Supplemental Indentures..........................................................................50

SECTION 10.05. Reference in Bonds to Supplemental Indentures..............................................................50


                                                            ARTICLE ELEVEN


                                                              COVENANTS

SECTION 11.01. Payment of Principal, Optional Redemption Price and Interest...............................................51

SECTION 11.02. Maintenance of Office or Agency............................................................................51

SECTION 11.03. Money for Bond Payments to Be Held in Trust................................................................52

SECTION 11.04. Statement by Officers as to Default........................................................................53

SECTION 11.05. Waiver of Certain Covenants................................................................................53


                                                            ARTICLE TWELVE


                                                         REDEMPTION OF BONDS

SECTION 12.01. Right of Redemption........................................................................................53

SECTION 12.02. Election to Redeem; Notice to Trustee......................................................................54

SECTION 12.03. Notice of Redemption.......................................................................................54

SECTION 12.04. Deposit of Optional Redemption Price.......................................................................55

SECTION 12.05. Bonds Payable on Redemption Date...........................................................................55

SECTION 12.06. Bonds Redeemed in Part.....................................................................................55


                                                           ARTICLE THIRTEEN


                                                         TERM AND TERMINATION


                                                           ARTICLE FOURTEEN


                                               NOTICES BY TRUSTEE AND CALCULATION AGENT

SECTION 14.01. Notices by Trustee to Insurer of Payments on Policy........................................................56

SECTION 14.02. Notice by Calculation Agent to Swap Counterparty of Calculation of Three-Month USD-LIBOR-BBA...............57


                                                           ARTICLE FIFTEEN


                                                          SCOPE OF LIABILITY

Signatures................................................................................................................59


                                    EXHIBITS


Exhibit A-1   Form of Series A Bond

Exhibit A-2   Form of Additional Fixed Rate Senior Secured Bond

Exhibit B     Certificate for Transfers of Restricted Global Bonds, Regulation S
              Certificated Bonds and Restricted Certificated Bonds

Exhibit C-1   Transferor Certificate for Transfers from Restricted Global Bond to Regulation S Certificated Bond

Exhibit C-2   Transferor Certificate for Transfers from Restricted Global Bond to Restricted Certificated Bond

Exhibit C-3   Transferor Certificate for Transfers from Regulation S
              Certificated Bond or Restricted Certificated Bond to Restricted
              Global Bond

Exhibit D-1   Investor Certificate for Transfers to Regulation S Certificated
              Bonds

Exhibit D-2   Investor Certificate for Transfers to Restricted Certificated
              Bonds

Exhibit D-3   Investor Certificate for Transfers to Restricted Global Bonds

Exhibit E     Form of Supplemental Indenture relating to the issuance of
              Additional Bonds

         INDENTURE, dated as of June 18, 2002, among NRG Peaker Finance Company LLC, a limited liability company duly organized and existing under the laws of the State of Delaware, (herein called the "Company"), having its principal office at 901 Marquette Avenue, Suite 2800, Minneapolis, MN 55402-3265, Bayou Cove Peaking Power, LLC, Big Cajun I Peaking Power LLC, and NRG Sterlington Power LLC, each a Delaware limited liability company, NRG Rockford LLC and NRG Rockford II LLC, each an Illinois limited liability company (herein collectively called the "Guarantors" or the "Project Companies"), XL Capital Assurance Inc., a New York stock insurance company (herein called the "Insurer"), and The Bank of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

           The Company has duly authorized (i) the creation of an issue of Series A Floating Rate Senior Secured Bonds due 2019 (the "Series A Bonds") of the tenor and amount hereinafter set forth and (ii) the issuance from time to time of additional series of floating rate and fixed rate senior secured bonds as herein provided (the "Additional Floating Rate Bonds" and "Additional Fixed Rate Bonds", as appropriate, and together, the "Additional Bonds"), and to provide for such Series A Bonds and Additional Bonds, the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Series A Bonds, when executed by the Company and authenticated and delivered under this Indenture and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Bonds by their Holders, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Bonds, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles ("GAAP") and, except as otherwise expressly provided in this Indenture, the term GAAP, with respect to any computation required or permitted hereunder shall mean such accounting principles as in effect at the date of such computation;

                  (3) unless the context otherwise requires, any reference to an "Article", "Section" or "Exhibit" refers to an Article or a Section of, or an Exhibit to, this Indenture, as applicable;

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (5) "or" is not exclusive;

                  (6) "including" means including without limitation;

                  (7) any agreement, instrument or statute referred to in this Indenture or in any instrument or certificate delivered in connection with this Indenture means such agreement, instrument or statute as amended, modified or supplemented from time to time as permitted hereby in the case of agreements or instruments and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; and

                  (8) references to a Person are also to its permitted successors and assigns, unless otherwise provided.

         "Accelerated Bond Obligations" has the meaning specified in Section
6.01.

         "Acceptable Assignee" has the meaning assigned to it in the Common Agreement.

         "Act" when used with respect to any Holder, has the meaning specified in Section 1.03.

         "Additional Bonds" has the meaning specified in the recitals to this Indenture.

         "Additional Fixed Rate Bonds" has the meaning specified in the recitals to this Indenture.

         "Additional Floating Rate Bonds" has the meaning specified in the recitals to this Indenture.

         "Affiliate" has the meaning assigned to it in the Common Agreement.

         "Agent Member" means a member of, or participant in, the Depositary.

         "Applicable Procedures" means the rules and procedures of the Depositary to the extent applicable.

         "Authenticating Agent" has the meaning specified in Section 7.13.

         "Authorized Officer" means:

         (1) with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer, Trust Officer or other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture;

         (2) with respect to the Insurer, the Chairman of the Board of the Insurer, the President, Executive Vice President, General Counsel or Associate General Counsel or any Managing Director or Director of the Insurer; and

         (3) with respect to the Company or any Guarantor, the President, the Treasurer or any Vice President of the Company or such Guarantor, as the case may be.

         "Bankruptcy Event" has the meaning assigned to it in the Common Agreement.

         "Board" means either the board of directors of the Insurer or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Management Committee of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee and the Insurer, provided, that if an Insurer Default has occurred and is continuing, the Company shall endeavor to make such delivery in good faith but failure of the Company to make such a delivery shall not be an Issuer Event of Default under this Indenture.

         "Bond Obligations" has the meaning assigned to it in the Common Agreement.

         "Bonds" means, collectively, the Series A Bonds and the Additional
Bonds.

         "Bonds Register" and "Bonds Registrar" have the meanings specified in
Section 3.06(1).

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York generally are authorized or obligated by law or executive order to close.

         "Calculation Agent" means The Bank of New York, or any successor Calculation Agent as appointed by the Company with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing) and the Swap Counterparty.

         "Certificated Bonds" means the Regulation S Certificated Bonds and the Restricted Certificated Bonds.

         "Closing Date" has the meaning assigned to it in the Common Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" has the meaning assigned to it in the Common Agreement.

         "Collateral Agent" has the meaning assigned to it in the Common Agreement.

         "Common Agreement" means the Common Agreement, dated as of June 18, 2002, among the Insurer, the Trustee, the Company, the Project Companies, the Swap Counterparty and the Collateral Agent.

         "Company" means the Person named as the "Company" in the preamble of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any Authorized Officer of the Company and delivered to the Trustee and the Insurer.

         "Controlling Party" has the meaning assigned to it in the Common Agreement.

         "Corporate Trust Office" means the principal office of the Trustee in The City of New York, New York at which at any particular time its corporate trust business shall be principally administered, which is located at 101 Barclay Street, New York, New York, 10286, Attention: Corporate Trust Administration or at such other address as the Trustee may designate by notice to the Holders, the Insurer and the Company, or the principal corporate trust office of any successor Trustee at the address designated by such successor Trustee by notice to the Holders, the Insurer and the Company.

         "corporation" means a corporation, limited liability company, association, company, joint-stock company or business trust.

         "Debt" has the meaning assigned to it in the Common Agreement.

         "Depositary" means, initially, The Depository Trust Company, a New York banking corporation, or any successor clearing agency so registered appointed pursuant to Section 3.06(2).

         "Depositary Agreement" has the meaning assigned to it in the Common Agreement.

         "Dollars" or "$" or any similar references means the currency of the United States.

         "DTC" means the Depositary.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

         "Financing Documents" has the meaning assigned to it in the Common Agreement.

         "Financing Parties" has the meaning assigned to it in the Common Agreement.

         "GAAP" has the meaning specified in Section 1.01(2).

         "Global Bond" means a Bond that evidences all of or part of the Bonds of any series and bears the legend set forth in Section 2.03, issued to the Depositary or its nominee, and registered in the name of the Depositary or its nominee.

         "Guarantors" has the meaning specified in the preamble of this Indenture.

         "Guaranty" has the meaning assigned to it in the Common Agreement.

         "Holder" means a Person in whose name a Bond is registered in the Bond Register.

         "Indenture" means this Indenture as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Initial Principal Amount" of a Bond means the principal amount of such Bond at issuance.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D.

         "instrument" means an "instrument" as defined in Section 9-102(a)(47) of the UCC.

         "Insurance and Reimbursement Agreement" has the meaning assigned to it in the Common Agreement.

         "Insurer" has the meaning specified in the preamble of this Indenture.

         "Insurer Default" has the meaning assigned to it in the Common
Agreement.

         "Interest Period" means, for the Series A Bonds and the Additional Floating Rate Bonds, respectively, the period beginning on the date of issuance of those Bonds and ending on the first Scheduled Payment Date for those Bonds and, thereafter, each of the successive periods beginning on the last day of the preceding Interest Period for those Bonds and ending on the following Scheduled Payment Date for those Bonds, subject to the following: (1) if any Scheduled Payment Date for the Series A Bonds and the Additional Floating Rate Bonds, respectively, is not a Business Day or a London Business Day, the Interest Period that would otherwise end on that Scheduled Payment Date will, instead, end on the Business Day (which is also a London Business Day) following that Scheduled Payment Date unless that Business Day falls in a new calendar month, in which case that Interest Period will end on the Business Day (which is also a London Business Day) preceding that Scheduled Payment Date, and (2) notwithstanding clause (1), the final Interest Period for the Series A Bonds and the Additional Floating Rate Bonds, respectively, will end on the scheduled maturity date of those Bonds, regardless of whether or not the scheduled maturity date is a Business Day or a London Business Day. Interest payable in respect of each Interest Period will accrue from and including the first day and to but excluding the last day of such Interest Period.

         "Issue Date" means, with respect to any series of Bonds, the date of issuance thereof. The Issue Date for the Series A Bonds shall be June 18, 2002.

         "Issuer Event of Default" (i) has the meaning assigned to it in the Common Agreement and (ii) shall include any additional events of default that are added for the benefit of the Holders and that are identified as "Issuer Events of Default" in an indenture supplemental hereto executed pursuant to
Section 10.01(2).

         "Issuer Permitted Debt" has the meaning assigned to it in the Common Agreement.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Legend" has the meaning specified in Section 2.02(2).

         "London Business Day" means any day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.

         "Management Committee" means the body authorized by the limited liability company agreement of the Company to act for the Company or any duly authorized subcommittee thereof.

         "money" has the meaning specified in Section 1-201(24) of the UCC.

         "Moody's" means Moody's Investors Service, Inc., or any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Company, provided, that with respect to the rating of the Bonds, the designation shall be with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing), such consent not to be unreasonably withheld.

         "Non-Permitted Holder" has the meaning specified in Section 3.15(1).

         "Non-Recourse Persons" has the meaning specified in Article 14.

         "Notice of Default" means a written notice given by registered or certified mail or confirmed telecopy or facsimile transmission to the Company by the Trustee specifying the occurrence of an Issuer Event of Default and requiring it to be remedied and stating that such notice is a "Notice of Default" under this Indenture.

         "NRG Energy" has the meaning assigned to it in the Common Agreement.

         "Obligations" has the meaning assigned to it in the Common Agreement.

         "Officer's Certificate" means a certificate signed by an Authorized Officer of the Company, or any person duly appointed in a Board Resolution of the Company, and delivered to the Trustee, with a copy to the Insurer (so long as no Insurer Default has occurred and is continuing). The officer signing an Officer's Certificate given pursuant to Section 11.04 shall be the principal executive, financial or accounting officer of the Company.

         "Operative Documents" has the meaning assigned to it in the Common Agreement.

         "Opinion of Counsel" means a written opinion of counsel, who may, but need not, be counsel for the Company, provided, that with respect to matters relating to tax, bankruptcy and security interests, such counsel shall be independent of the Company and its Affiliates, and who shall be reasonably acceptable to the Trustee and the Insurer (so long as no Insurer Default has occurred and is continuing).

         "Optional Redemption Price" has the meaning specified in Section 12.01(1).

         "Outstanding", when used with respect to the Bonds, means, as of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture, except:

                  (i) Bonds theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Bonds for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or with any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Bonds; provided that, if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice satisfactory to the Trustee has been made;

                  (iii) Bonds that have been paid pursuant to Section 3.08 or in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture, other than any such Bonds in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Company;

provided, however, that, except as provided for herein, in determining whether the Holders of the requisite Remaining Principal Amount of the Bonds have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under the Common Agreement, Bonds owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds that the Trustee actually knows to be so owned shall be so disregarded; provided, further that Bonds so owned by the Company or any Affiliate of the Company that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company or any Affiliate of the Company; provided, further that principal amounts of Bonds which have been paid with proceeds of the Policy shall continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee pursuant to the provisions of Section 4.2 of the Insurance and Reimbursement Agreement, and the Insurer shall be deemed to be the Holder of such Bonds to the extent of any payments thereon made by the Insurer.

         "Paying Agent" means any Person authorized by the Company to pay the principal of, Redemption Price, if any, interest on or any other amounts under any Bonds on behalf of the Company.

         "Permitted Change of Control" has the meaning assigned to it in the Common Agreement.

         "Permitted Peaker Buyout" has the meaning assigned to it in the Common Agreement.

         "Permitted Peaker Buyout (Completion/Loss Event)" has the meaning assigned to it in the Common Agreement.

         "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, trust (including any beneficiary thereof), unincorporated organization or other legal entity, or any government or any agency or political subdivision thereof.

         "Place of Payment" has the meaning specified in Section 3.09(l).

         "Policy" has the meaning assigned to it in the Common Agreement.

         "Predecessor Bond" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purposes of this definition, any Bond authenticated and delivered under Section 3.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Bond shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Bond.

         "Project Companies" has the meaning specified in the preamble of this Indenture.

         "Project Event of Default" has the meaning assigned to it in the Common Agreement.

         "Project Revenues" has the meaning assigned to it in the Common Agreement.

         "QIB" means a "qualified institutional buyer" within the meaning assigned to that term in Rule 144A.

         "Qualified Purchaser" means a "qualified purchaser" within the meaning assigned to that term Section 2(a)(51)(A) of the Investment Company Act.

         "Rating Agency" means Standard & Poor's or Moody's or, if Standard & Poor's and Moody's cease to exist, any nationally recognized statistical rating organization or other comparable Person designated by the Company and acceptable to the Insurer (provided that no Insurer Default shall have occurred and be continuing), notice of which designation shall have been given to the Trustee.

         "Redemption Date", when used with respect to any Bond to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Premium" has the meaning assigned to it in Section 12.01.

         "Reference Banks" means four major banks in the London interbank market selected by the Calculation Agent, acting in good faith and in a commercially reasonable manner.

         "Regular Record Date", for any Scheduled Payment Date for the Bonds, means the fifteenth day, whether or not a Business Day, preceding such Scheduled Payment Date.

         "Regulation D" means Regulation D promulgated under the Securities Act.

         "Regulation S" means Regulation S promulgated under the Securities Act.

         "Regulation S Certificated Bonds" has the meaning set forth in Section 2.01(3).

         "Remaining Principal Amount" with respect to a Bond means the Initial Principal Amount of such Bond less any principal amounts of such Bond redeemed pursuant to Article Twelve or Section 3.15(2) hereof and less any amortization payments paid on such Bond.

         "Restricted Certificated Bonds" has the meaning specified in Section 2.01(3).

         "Restricted Global Bonds" has the meaning specified in Section 2.01(3).

         "Rule 144" means Rule 144 promulgated under the Securities Act (or any successor provision thereto).

         "Rule 144A" means Rule 144A promulgated under the Securities Act (or any successor provision thereto).

         "Rule 144A Information" means such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto).

         "Scheduled Payment Date" means each date for scheduled payment of principal and/or interest under the terms of the Bonds of any series.

         "Scheduled Payments" means, with respect to any Scheduled Payment Date, all scheduled payments in respect of principal and/or interest payable by the Company under the terms of the Bonds of any series on such date.

         "Securities Act" means the U.S. Securities Act of 1933, as amended.

         "security" has the meaning specified in Section 8-102(a)(15) of the UCC.

         "Series A Bonds" has the meaning specified in the recitals to this Indenture.

         "Standard & Poor's" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Standard & Poor's" shall be deemed to refer to any other nationally recognized rating agency designated by the Company, provided, that with respect to the rating of the Bonds, the designation shall be with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing), such consent not to be unreasonably withheld.

         "Stated Maturity", when used with respect to any Series A Bond means June 10, 2019; and when used with respect to any Additional Bond, means the maturity date provided in the Supplemental Indenture applicable thereto.

         "Swap Agreement" has the meaning assigned to it in the Common
Agreement.

         "Swap Counterparty" has the meaning assigned to it in the Common Agreement.

         "Swap Obligations" has the meaning assigned to it in the Common Agreement.

         "Telerate Page 3750" means the display page of Bridge's Telerate Service designated as 3750 or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates comparable to Three-Month USD-LIBOR-BBA.

         "Three-Month USD-LIBOR-BBA" means, for each Interest Period, the rate for deposits in U.S. dollars for a period of three months, commencing on the first day of such Interest Period and in an amount that is representative for a single transaction in that market at that time, that appears on Telerate Page 3750 as of 11:00 a.m., London time, on the USD-LIBOR-BBA Determination Date with respect to such Interest Period. If such rate does not appear on the Telerate Page 3750, then Three-Month USD-LIBOR-BBA for the relevant Interest Period will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the USD-LIBOR-BBA Determination Date with respect to such Interest Period to prime banks in the London interbank market for a period of three months commencing on the first day of such Interest Period and in an amount that is representative for a single transaction in that market at that time, assuming an actual/360 day count basis. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on the first day of such Interest Period for loans in U.S. dollars to leading European banks for a period of three months commencing on the first day of such Interest Period and in an amount that is representative for a single transaction in that market at that time. If the Calculation Agent is unable to obtain rate quotations for such loans, the rate for that USD-LIBOR-BBA Determination Date shall be Three-Month USD-LIBOR-BBA as calculated for the immediately preceding Interest Period. Notwithstanding the foregoing, "Three-Month USD-LIBOR-BBA" with respect to the first Interest Period will be 1.87938%.

         "Trustee" means the Person named as the "Trustee" in the preamble of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         "United States" and "U.S." means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

         "USD-LIBOR-BBA Determination Date" means with respect to each Interest Period, the second London Business Day preceding the first day of such Interest Period.

SECTION 1.02. Form of Documents Delivered to the Trustee and the Insurer.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

All information to be provided under this Indenture by the Company or the Trustee, as applicable, shall be provided by an Authorized Officer of the Company or the Trustee, as applicable.

SECTION 1.03. Compliance Certificates and Opinions.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, including the initial authentication of Notes on the date of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required hereunder. Each such certificate or opinion, and any certificate evidencing a determination required to be made by the Company under this Indenture, shall be in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements set forth hereunder.

         Each certificate or opinion with respect to compliance by or on behalf of the Company with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

         (1) a statement that the Person making such certificate or opinion has read such covenant or condition and the definitions herein or in the Common Agreement relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such Person, he or she has or they have made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

         (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 1.04. Acts of Holders; Record Dates.

         (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as in this Indenture otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are in this Indenture sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than the signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

         The ownership of Bonds shall be proved by the Bonds Register.

         (2) Any Act of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Insurer in reliance thereon, whether or not notation of such Act is made upon such Bond.

         (3) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 6.01, (iii) any request to institute proceedings referred to in Section 6.07, or
(iv) any direction referred to in Section 6.14. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 8.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date, and no other Holders, shall be entitled to give or take, or vote on, the relevant action whether or not such Holders remain Holders after such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite Remaining

Principal Amount of Outstanding Bonds on the date the action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date and the proposed action by Holders to be given to the Trustee in writing and to each Holder in the manner set forth in Section 1.05.

         (4) Notwithstanding any other provision in this Indenture to the contrary, so long as no Insurer Default has occurred and is continuing, only the Insurer shall be entitled to exercise (i) all rights and remedies with respect to the Bonds under this Indenture, (ii) the right to vote on all matters presented to the Holders and (iii) all other rights and remedies, in each case as the Controlling Party pursuant to Sections 7.4 and 7.5 of the Common Agreement and subject to Section 7.6 of the Common Agreement, and no Act of the Holders of the Bonds will be effective and only an Act of the Insurer in exercising such rights of the Holders of the Bonds in respect of such Act will be effective; provided, however, that (i) the Holders shall retain the right under this Indenture to approve any changes in the material terms of the Bonds as set forth in Section 10.02(2), and (ii) if an Insurer Default occurs and is continuing, all rights and remedies available to a specific series of Bonds shall be exercised directly by the Holders of such series of Bonds, and all rights and remedies available to the Holders of the Bonds as a group under this Indenture shall be exercised by the Holders acting as a group. So long as no Insurer Default has occurred and is continuing, any vote, determination, election or other Act of the Insurer in exercising the rights with respect to the Bonds as provided in this Section 1.04(4) shall be deemed to be the vote, determination, election or other Act of the Holders.

         (5) Without limiting the foregoing, a Holder entitled under this Indenture to take any action under this Indenture with regard to a particular Bond may do so with regard to all or any part of the Remaining Principal Amount of such Bond, which action may differ with respect to different portions of the Remaining Principal Amount of such Bond, or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 1.05. Notices, Etc., to Trustee, Company and Insurer.

         Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company or the Insurer, as the case may be, shall be sufficient for every purpose hereunder (unless otherwise in this Indenture expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, and such notice shall be deemed effective when actually received; or

                  (b) the Company by the Trustee or by any Holder or the Insurer, as the case may be, shall be sufficient for every purpose hereunder (unless otherwise in this Indenture expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the preamble of this Indenture or at any other address previously furnished in writing to the Trustee and the Insurer by the Company, Attention:
         General Counsel; or

                  (c) the Insurer by any Holder or by the Trustee or the Company, as the case may be, shall be sufficient for every purpose hereunder (unless otherwise in this Indenture expressly provided) if in writing and mailed, first-class postage prepaid, to the Insurer addressed to it at 250 Park Avenue, 19th Floor, New York, NY 10177, Attention: Surveillance;

         or to such other Persons or addresses as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

SECTION 1.06. Notice to Holders.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise in this Indenture expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder's address as it appears in the Bond Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice sent to the Holders by the Trustee or the Company shall also be sent to the Insurer (so long as no Insurer Default has occurred and is continuing), provided that such notice to the Insurer shall be subject to the same conditions as provided in this Indenture for notices to the Holders.

         If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee and the Insurer, with respect to notifications to the Insurer, shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07. Waiver.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders or the Insurer, as the case may be, shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.08. Effect of Headings and Table of Contents.

         The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09. Successors and Assigns.

         All covenants and agreements in this Indenture of any party hereto shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10. Separability Clause.

         If any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, and the validity, legality or enforceability of such provisions in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.11. Benefits of Indenture.

         Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12. Governing Law.

         This Indenture and the Bonds shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13. Business Day Convention.

         If any Scheduled Payment Date or Redemption Date is not a business day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Bonds) payment of any amounts due on the Bonds need not be made at such Place of Payment on such date, but may be made on the next succeeding business day at such Place of Payment with the same force and effect as if made on the Scheduled Payment Date or Redemption Date. SECTION 1.14. Waiver of Jury Trial.

         THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE TRUSTEE TO ENTER INTO THIS INDENTURE.


                                   ARTICLE TWO

                                   BOND FORMS

SECTION 2.01. Forms Generally.

         (1) The Series A Bonds and the Additional Floating Rate Bonds, if any, shall be in substantially the form set forth in Exhibit A-1, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (and, in the case of Additional Floating Rate Bonds, the corresponding Supplemental Indenture), the Additional Fixed Rate Bonds, if any, shall be in substantially the form set forth in Exhibit A-2 and as provided in the corresponding Supplemental Indenture, and the Bonds may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or of the Depositary or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds.

         The definitive Bonds shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Bonds, as evidenced by their execution of such Bonds.

         (2) All the Bonds shall be issued only in registered form, without coupons.

         (3) Upon their original issuance, the Bonds of each series offered and sold to Institutional Accredited Investors who are not also QIBs shall be issued in the names of their initial beneficial owners and delivered to such Holders (or upon their respective orders) by the Company. Such Bonds are referred to in this Indenture as the "Restricted Certificated Bonds".

         Bonds of each series offered and sold in their initial distribution in reliance on Regulation S shall be issued in the form of one or more physical certificates, registered in the name of the beneficial owner thereof, in definitive, fully-registered form without interest coupons attached with the applicable legend substantially set forth in the form of Section 2.02(a) and (c) (each, a "Regulation S Certificated Bond"), which shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided.

         Bonds offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Bonds registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary. Such Global Bonds are referred to in this Indenture as the "Restricted Global Bonds".

         (4) The aggregate Initial Principal Amount of each Restricted Global Bond may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, as provided in Section 3.07.

SECTION 2.02. Form of Legends.

         (1) Each Bond issued hereunder shall, in addition to any other legends required or permitted by this Indenture, bear the legend below:

     THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR,
     (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
     (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE, AND, IN ADDITION, TO

     AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN THE CASE OF EACH OF CLAUSES (A) AND (B), (1) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS AND (2) IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 FOR THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING, TO A PURCHASER AND, AS APPLICABLE, EACH ACCOUNT FOR WHICH SUCH PURCHASER IS ACTING, THAT (I) IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT, (II) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE PURCHASER AND EACH SUCH ACCOUNT IS A QUALIFIED PURCHASER), (III) HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE PURCHASER OR SUCH ACCOUNT IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (IV) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF UNAFFILIATED ISSUERS AND (V) IS NOT a pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made, AND IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS NOTE WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE TO ITS TRANSFEREE. IN ADDITION TO THE FOREGOING, THE ISSUER MAINTAINS THE RIGHT TO PURCHASE OR FORCE THE RESALE OF ANY NOTES PREVIOUSLY TRANSFERRED TO NON-PERMITTED HOLDERS (AS DEFINED IN THE INDENTURE) IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE INDENTURE.

     THE BONDS EVIDENCED HEREBY MAY NOT BE OFFERED OR SOLD UNLESS: (1) THE TRANSFEREE REPRESENTS THAT IT IS A "QUALIFIED PURCHASER" (AS DEFINED IN 2(A)(51)(A) UNDER THE INVESTMENT COMPANY ACT, AS AMENDED); (2) THE TRANSFEROR REPRESENTS THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR HAS PROVIDED TO THE TRANSFEREE NOTICE OF THE TRANSFER RESTRICTIONS APPLICABLE TO THIS SECURITY; (3) BOTH THE TRANSFEROR AND THE TRANSFEREE ACKNOWLEDGE THAT THE ISSUER MAY REFUSE TO HONOR THE TRANSFER OF THE SECURITY IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER; AND (4) THE TRANSFEREE ACKNOWLEDGES THAT THE ISSUER HAS THE RIGHT TO FORCE THE REDEMPTION OR RESALE OF THE SECURITY HELD BY THE TRANSFEREE IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER.

         (2) If any Bond is issued upon the transfer, exchange or replacement of another Bond that does not bear a legend setting forth restrictions on transfer that are intended to ensure compliance with the Securities Act as provided in
Section 2.02(1) (the "Legend"), the Bond so issued shall not bear the Legend. If any Bond is issued upon the transfer, exchange or replacement of another Bond bearing the Legend, or if a request is made to remove the Legend on any Bond, the Bond so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Bonds are not "restricted securities" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and deliver a Bond that does not bear the Legend.

SECTION 2.03. Form of Legend for Restricted Global Bonds.

         Every Restricted Global Bond authenticated and delivered hereunder shall, in addition to any other legends required or permitted by this Indenture, bear a legend in substantially the following form:

         THIS BOND IS A RESTRICTED GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE REFERRED TO BELOW AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR ITS NOMINEE. THIS BOND MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A BOND REGISTERED, AND NO TRANSFER OF THIS BOND IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

SECTION 2.04. Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.


Dated:


                                                           THE BANK OF NEW YORK,


                                                                      as Trustee


                                                      By:
                                                         -----------------------
                                                            Authorized Signatory

                                  ARTICLE THREE


                                    THE BONDS

SECTION 3.01. Title and Terms.

         (1) The aggregate Initial Principal Amount of Bonds that may be authenticated and delivered under this Indenture is unlimited.

         (2) The Series A Bonds shall be designated the "Series A Floating Rate Senior Secured Bonds due 2019" and shall be issued in an aggregate Initial Principal Amount of $325,000,000. The Series A Bonds shall have the terms and conditions set forth in the form of the Series A Bonds as set forth in Exhibit A-1, and in this Indenture.

SECTION 3.02. Additional Bonds.

         (1) Subject to clause (2) of this Section 3.02, one or more series of Additional Bonds may be authenticated and delivered under this Indenture, in each case pursuant to an indenture supplemental hereto (a "Supplemental Indenture") substantially in the form of Exhibit E and upon satisfaction of the conditions set forth in this Section 3.02. Each series of Additional Floating Rate Bonds shall have the terms and conditions set forth in Exhibit A-1, and in this Indenture, subject to such insertions, omissions, substitutions and variations as may be provided in the corresponding Supplemental Indenture. Each series of Additional Fixed Rate Bonds shall have the terms and conditions set forth in Exhibit A-2, this Indenture and in the Supplemental Indenture corresponding to such issuance.

         (2) Additional Bonds may be issued by the Company; provided that (i) the Trustee shall have received prior to such issuance an Officer's Certificate from the Company certifying that (a) each of the conditions set forth in this
Section 3.02(2) and the Supplemental Indenture relating to the issuance of such Additional Bonds has been satisfied and (b) the incurrence of Debt pursuant to the issuance of Additional Bonds complies with Section 4.3 (including, without limitation, the definition of Issuer Permitted Debt) of the Common Agreement,
(ii) an appropriate Supplemental Indenture relating to the issuance of such Additional Bonds substantially in the form of Exhibit E hereto has been executed and delivered, (iii) any supplements, amendments or modifications to or of the Financing Documents that may be required or appropriate in connection with the issuance of such Additional Bonds have been executed and delivered (in respect of which the consent of the Trustee and the Holders shall not be required, except to the extent required by any such Financing Document), and (iv) the Trustee shall have received the written consent of each Guarantor confirming that such Guarantor's Guaranty shall apply to the Bonds and the Additional Bonds which the Company proposes to issue.

         (3) Upon satisfaction of the applicable conditions set forth in clause
(2) of this Section 3.02, the Company shall execute Additional Bonds and deliver them to the Trustee, and the Trustee, upon the written request of the Company, shall authenticate such Additional Bonds and deliver them to the purchasers thereof as may be directed by the Company in writing, without any further action of the Company.

         (4) Upon the issuance of any Additional Bonds, the Company shall promptly provide the Trustee with a schedule that will set forth the requirements for the payment of principal of and interest on such Additional Bonds.

SECTION 3.03. Denominations.

         The Bonds of each series shall be issuable only in fully registered form without coupons and in principal amounts only in denominations of $250,000 and integral multiples of $1,000 in excess thereof.

SECTION 3.04. Execution, Authentication, Delivery and Dating.

         The Bonds shall be executed on behalf of the Company by any of its Authorized Officers, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Bonds may be manual or facsimile.

         Bonds bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Bonds of each series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Bonds; and the Trustee shall authenticate and deliver such Bonds in accordance with such Company Order.

         Each Bond shall be dated the date of its authentication.

         No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Bond a certificate of authentication substantially in the form provided for in this Indenture executed by the Trustee by manual signature, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Bond shall have been authenticated and delivered hereunder and never issued and sold by the Company, and the Company shall deliver such Bond to the Trustee for cancellation as provided in Section 3.11, for all purposes of this Indenture such Bond shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 3.05. Temporary Bonds.

         Pending the preparation of definitive Bonds of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Bonds that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Bonds in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

         If temporary Bonds of any series are issued, the Company will cause definitive Bonds of that series to be prepared without unreasonable delay. After the preparation of definitive Bonds of such series, the temporary Bonds of such series shall be exchangeable for definitive Bonds of such series upon surrender of the temporary Bonds of such series at any office or agency of the Company designated pursuant to Section 11.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Bonds of the same series, of any authorized denominations and of like tenor and aggregate Initial Principal Amount. Until so exchanged, the temporary Bonds of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Bonds of such series and tenor.

SECTION 3.06. Registration, Registration of Transfer and Exchange.

         (1) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the "Bonds Register") in which, subject to Sections 3.06(2) and 3.07 and to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Bonds and of transfers of Bonds. The Trustee is hereby appointed "Bonds Registrar" for the purpose of registering Bonds and transfers of Bonds as in this Indenture provided.

         Subject to Sections 3.06(2) and 3.07, upon surrender for registration of transfer of any Bond of a series at the office or agency of the Company designated pursuant to Section 11.02, the Company shall execute, and the Trustee shall authenticate and deliver, one or more new Bonds of the same series, of any authorized denominations and of like tenor and aggregate Initial Principal Amount.

         At the option of the Holder, Bonds of any series may be exchanged for other Bonds of the same series, of any authorized denominations and of like tenor and aggregate Initial Principal Amount, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Bonds that the Holder making the exchange is entitled to receive.

         All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

         Every Bond presented or surrendered for registration of transfer or exchange shall (if so required by the Company or Bonds Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Bonds Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing and, in the case of any Bond that bears the Legend referred to in Section 2.02(1)(a), a certificate in the form of Exhibit B duly executed by the transferor Holder or such Holder's attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Bonds, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds.

         If the Bonds are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Bonds of any series during a period beginning at the opening of 15 days before the day of the mailing of a notice of redemption of the Bonds and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Bond in whole or in part, except the unredeemed portion of any Bond being redeemed in part.

         (2) The provisions of clauses (a), (b), (c) and (d) below shall apply only to Restricted Global Bonds:

                  (a) Each Restricted Global Bond authenticated under this Indenture shall be registered in the name of the Depositary or its nominee and delivered to the Depositary or its nominee or custodian, and each such Restricted Global Bond shall constitute a single Bond for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Restricted Global Bond may be exchanged in whole or in part for Bonds in certificated form, and no transfer of a Restricted Global Bond in whole or in part may be registered, in the name of any Person other than the Depositary or its nominee unless (i) the Depositary (x) has notified the Company that it is unwilling or unable to continue as a depositary for such Restricted Global Bond or (y) has ceased to be a clearing agency registered under the Exchange Act, or (iii) there shall have occurred and be continuing an Issuer Event of Default.

                  (c) Subject to clause (b) above, any exchange of a Restricted Global Bond for other Bonds may be made in whole or in part, and all Bonds issued in exchange for a Restricted Global Bond or any portion thereof shall be registered in such names as the Depositary shall direct.

                  (d) Every Bond authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Restricted Global Bond or any portion thereof, whether pursuant to this Section, Section 3.05, 3.08, 10.05 or 12.06 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Restricted Global Bond, unless such Bond is registered in the name of a Person other than the Depositary or its nominee.

SECTION 3.07. Restrictions on Transfer.

         (1) Each Holder and beneficial owner of any Bond shall be deemed to have represented and agreed as follows (terms used in this Section 3.07(1) that are defined in Rule 144A, Regulation D or Regulation S are used in this Indenture as defined therein):

                  (a) Such Holder or beneficial owner either:

                           (i)(x) is a QIB, (y) is aware that the sale of the
                  Bonds to it is being made in reliance on Rule 144A, and (z) is acquiring such Bonds for its own account or the account of a QIB,

                           (ii)(x) is an Institutional Accredited Investor
                  purchasing such Bonds for its own account, and (y) is not acquiring such Bonds with a view to any resale or distribution thereof other than in accordance with the restrictions set forth in this Section 3.07, or

                           (iii) is a non-U.S. person acquiring the Bonds in an
                  offshore transaction in reliance on Regulation S.

                  (b) Such Holder or beneficial owner is a Qualified Purchaser; and

                  (c) Such Holder or beneficial owner understands that the Bonds have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (i) (A) by an initial investor, (1) to a person who such Holder or beneficial owner reasonably believes is a QIB acquiring for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, (2) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S, or (3) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), and (B) by a subsequent investor, as set forth in (A) above, and, in addition, to an institutional investor that is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act pursuant to an exemption from registration under the Securities Act (if available) or (C) pursuant to an effective registration statement under the Securities Act, (ii) to a person who is a Qualified Purchaser for purposes of Section 3(c)(7) of the Investment Company Act, and (iii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions. Such Holder or beneficial owner also understands that the Company has not been registered under the Investment Company Act. Such Holder or beneficial owner understands and agrees that any purported transfer of the Bonds to a purchaser that does not comply with the requirements set forth in this Section 3.07(1)(c) will be null and void abinitio.

         (2) Notwithstanding any other provisions of this Indenture or the Bonds, transfers of Bonds, in whole or in part, and transfers of interests in Restricted Global Bonds shall be made only in accordance with this Section 3.07(2).

                  (a) Within Restricted Global Bond. Beneficial interests in any Restricted Global Bond may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Bond in accordance with the transfer restrictions set forth in the Legend which shall be set forth on such Restricted Global Bond. No written orders or instructions shall be required to be delivered to the Bonds Registrar to effect the transfers described in this Section 3.07(2)(a). Nothing in this Section 3.07(2) shall be construed to limit the obligations of the Company to institute the Section 3(c)(7) Procedures described in Section 3.14.

                  (b) Restricted Global Bond to Regulation S Certificated Bonds or Restricted Certificated Bonds. If the holder of a beneficial interest in Restricted Global Bond wishes at any time transfer such interest to a Person who takes delivery thereof in the form of a Regulation S Certificated Bond or a Restricted Certificated Bond of the same series, such transfer may be effected (i) subject to the Applicable Procedures and only in accordance with this Section 3.07(2)(b) and (ii) provided that the remaining principal amount of such holder's beneficial interest in the Restricted Global Bonds shall either equal zero or meet the applicable minimum denomination set forth in Section 3.03. Upon receipt by the Trustee, as Bonds Registrar, at its office in The City of New York of (i) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be debited for such beneficial interest, (ii) a certificate in substantially the form set forth in Exhibit C-1 (in the case of a transfer to a Person who takes delivery thereof in the form of a Regulation S Certificated Bond) or Exhibit C-2 (in the case of a transfer to a Person who takes delivery thereof in the form of a Restricted Certificated Bond), executed by the holder of such beneficial interest in such Restricted Global Bond, and (iii) an Investor Certificate executed by the proposed transferee of such interest in the form of Exhibit D-1 (in the case of a Person who takes delivery in the form of a Regulation S Certificated Bond) or Exhibit D-2 (in the case of a Person who takes delivery in the form of a Restricted Certificated Bond), in each case containing certifications as to certain Securities Act, Investment Company Act and U.S. tax matters, including that the proposed transferee is (A) either (1) a Non-U.S. Person purchasing in an offshore transaction in reliance on Regulation S (in the case of a transfer to a Person who takes delivery in the form of a Regulation S Certificated Bond) or (2) an Institutional Accredited Investor (in the case of a Person who takes delivery in the form of a Restricted Certificated Bond) and, in each case, (B) a Qualified Purchaser, the Trustee, as Bonds Registrar shall instruct the Depository to reduce Initial Principal Amount of such Restricted Global Bond by the principal amount of the beneficial interest in such Restricted Global Bond to be so transferred, and the Trustee shall record the transfer in the Bond Register and, upon execution by the Company, deliver one or more Regulation S Certificated Bonds or Restricted Certificated Bonds, as applicable, such Bonds together having a principal amount equal to the amount by which the Initial Principal Amount of the Restricted Global Bond was reduced upon such transfer and each such Bond in the authorized minimum denomination and integral multiples specified in Section 3.03. Any purported transfer in violation of the foregoing requirements shall be null and void ab initio, and the Trustee shall not register any such purported transfer and shall not deliver such Regulation S Certificated Bonds or Restricted Certificated Bonds, as applicable.

                  (c) Regulation S Certificated Bond or Restricted Certificated Bond to Restricted Global Bond. If the holder of a Regulation S Certificated Bond or Restricted Certificated Bond wishes at any time to transfer all or a portion of such Bond to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Bond of the same series, such transfer may be effected, subject to the Applicable Procedures and only in accordance with this Section 3.07(2)(c). Upon receipt by the Trustee, as Bonds Registrar, at its office in The City of New York of (i) such Regulation S Certificated Bond or Restricted Certificated Bond as provided in Section 3.06, and written instructions satisfactory to the Bonds Registrar directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Bond in a principal amount equal to the Initial Principal Amount of the Regulation S Certificated Bond or Restricted Certificated Bond (or portion thereof) to be so transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with such beneficial interest, (iii) a certificate substantially in the form set forth in Exhibit C-3 executed by the holder of such Regulation S Certificated Bond or Restricted Certificated Bond and (iv) an Investor Certificate executed by the proposed transferee of such Bond in the form of Exhibit D-3, containing certifications as to certain Securities Act, Investment Company Act and U.S. tax matters, including that the proposed transferee is a QIB and a Qualified Purchaser, the Trustee, as Bond Registrar, shall cancel such Regulation S Certificated Bond or Restricted Certificated Bond, as applicable, and shall instruct the Depository to increase the Initial Principal Amount of such Restricted Global Bond by the Initial Principal Amount of the Regulation S Certificated Bond or Restricted Certificated Bond to be transferred and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Restricted Global Bond having a principal amount equal to the amount by which the Initial Principal Amount of such Regulation S Certificated Bond or Restricted Certificated Bond was reduced upon such transfer. Regulation S Certificated Bond and Restricted Certificated Bonds may not otherwise be exchanged for Restricted Global Bonds or for beneficial interests in Restricted Global Bonds. Any purported transfer in violation of the foregoing requirements shall be null and void ab initio, and the Trustee shall not register any such purported transfer of a Regulation S Certificated Bond or Restricted Certificated Bond, as applicable, in the form of a beneficial interest in the Restricted Global Bond.

                  (d) Within Regulation S Certificated Bonds and Restricted Certificated Bonds or Between Certificated Bonds. If the holder of a Regulation S Certificated Bond or Restricted Certificated Bond wishes at any time to transfer all or a portion of such Bond to a Person who wishes to take delivery thereof in the form of a Regulation S Certificated Bond or Restricted Certificated Bond of the same series, such transfer may be effected only in accordance with this Section 3.07(2)(d). Upon receipt by the Trustee, as Bond Registrar, at its office in The City of New York of (i) such Regulation S Certificated Bond or Restricted Certificated Bond as provided in Section 3.06, and written instructions satisfactory to the Bond Registrar directing the Trustee to cancel such Certificated Bond surrendered for transfer and issue the applicable Certificated Bond in a principal amount equal to the Initial Principal Amount of the Certificated Bond (or a portion thereof) to be so transferred, (ii) a certificate substantially in the form set forth in Exhibit C-1 (in the case of a Person who takes delivery in the form of a Regulation S Certificated Bond) or Exhibit C-2 (in the case of a Person who takes delivery in the form of a Restricted Certificated Bond) executed by the holder of such Certificated Bond surrendered for transfer and (iii) an Investor Certificate executed by the proposed transferee of such Bond in the form of Exhibit D-1 (in the case of a Person who takes delivery in the form of a Regulation S Certificated Bond) or Exhibit D-2 (in the case of a Person who takes delivery in the form of a Restricted Certificated
         Bond), containing certifications as to certain Securities Act, Investment Company Act and U.S. tax matters, including that the proposed transferee is (A) either (1) a Non-U.S. Person purchasing in an offshore transaction in reliance on Regulation S (in the case of a transfer to a Person who takes delivery in the form of a Regulation S Certificated Bond) or (2) an Institutional Accredited Investor (in the case of a Person who takes delivery in the form of a Restricted Certificated Bond) and, in each case, (B) a Qualified Purchaser, the Trustee, as Bond Registrar, shall cancel such Certificated Bond surrendered for transfer, and the Trustee shall record the transfer in the Bond Register and, upon execution by the Company, deliver one or more Certificated Bonds together having a principal amount equal to the Initial Principal Amount (or a portion thereof) of the Certificated Bond so transferred and each such Certificated Bond in the authorized minimum denomination and integral multiples specified in Section 3.03. Any purported transfer in violation of the foregoing requirements shall be null and void ab initio, and the Trustee shall not register any such purported transfer of a Regulation S Certificated Bond or Restricted Certificated Bond.

         (3) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Bond other than to require delivery of certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 3.08. Mutilated, Destroyed, Lost and Stolen Bonds.

         (1) If any mutilated Bond is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Bond of the same series and of like tenor and Initial Principal Amount and bearing a number not contemporaneously outstanding.

         (2) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Bond and
(ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Bond has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Bond, a new Bond of the same series and of like tenor and Initial Principal Amount and bearing a number not contemporaneously outstanding.

         (3) If any such mutilated, destroyed, lost or stolen Bond has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Bond, pay such Bond.

         (4) Upon the issuance of any new Bond under this Section 3.08, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its agents) connected therewith.

         (5) Subject to clause (2) above, every new Bond issued pursuant to this
Section 3.08 in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         (6) The provisions of this Section 3.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

SECTION 3.09. Payment of Principal and Interest.

         (1) All payments of the principal of, the Optional Redemption Price, if any, interest on and other amounts in respect of the Regulation S Certificated Bonds and Restricted Certificated Bonds shall be payable at the office or agency of the Company maintained for that purpose pursuant to Section 11.02 and at any other office or agency maintained by the Company for that purpose (each, a "Place of Payment"); provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register. All payments of the principal of, the Optional Redemption Price, if any, interest on and other amounts under the Restricted Global

Bonds shall be made to the Depositary or its nominee, as the holder thereof. Payment to or credit to the accounts of owners of beneficial interests in such Bonds will be effected pursuant to the procedures and customary practices of the Depositary and its Agent Members.

         (2) Interest on any Bond (including overdue interest and interest thereon) that is payable on any Scheduled Payment Date shall be paid to the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest.

         (3) Each Bond delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

         (4) Amounts properly withheld under the Code by any Person from a payment to any Holder of interest and/or principal and/or the Optional Redemption Price shall be considered as having been paid by the Company, or the Insurer if applicable, to such Holder for all purposes of this Indenture.

SECTION 3.10. Persons Deemed Owners.

         (1) Prior to due presentment of a Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Bond is registered as the owner of such Bond for the purpose of receiving payment of principal of and any premium and any interest on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         (2) Neither any Agent Member nor any other Person on whose behalf any Agent Member may act shall have any rights under this Indenture with respect to any Restricted Global Bond registered in the name of the Depositary or its nominee, or under any Restricted Global Bond registered in the name of the Depositary or its nominee, and the Depositary or its nominee, as the case may be, shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Restricted Global Bond (including all Bonds represented thereby) for all purposes whatsoever. Notwithstanding the foregoing, nothing in this Indenture shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, as between such Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of any Holder.

         (3) For so long as Bonds are represented by Restricted Global Bonds, the Company and the Trustee may request, accept and rely upon a certificate or letter of confirmation signed on behalf of the Depositary, or any form of record executed by it, to the effect that at any particular time or throughout any particular period any particular Person is, was or will be shown in its records as entitled to a particular interest in the Restricted Global Bonds.

SECTION 3.11. Cancellation.

         All Bonds surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Bonds previously authenticated hereunder that the Company has not issued and sold, and all Bonds so delivered shall be promptly cancelled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section 3.11, except as expressly permitted by this Indenture. All cancelled Bonds held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures unless the Trustee shall be directed by a Company Order to return the cancelled Bonds to the Company.

SECTION 3.12. CUSIP, ISIN and Common Code Numbers.

         The Company in issuing the Bonds may use CUSIP, ISIN and Common Code numbers and, if so, the Trustee shall use CUSIP, ISIN and Common Code numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers; provided further that the Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 3.13. Tax Treatment.

         In the absence of any change in law occurring after the Issue Date that would render the treatment contemplated in this Section 3.13 inconsistent with the law, regulation, or any interpretation thereof, based upon representations from each Holder and beneficial owner of the Bonds, as of the Issue Date and for so long as the Company has no reason to know and an Authorized Officer of the Trustee or any Paying Agent has not received actual notice that such representations by Holders and beneficial owners of at least 75% of the aggregate principal amount of the Bonds are false or unreliable, the Company, the Trustee and any Paying Agent agree to treat the Bonds for all United States federal tax purposes as investment securities and not as an extension of credit pursuant to a loan agreement; provided, however, that the Company, the Trustee and any Paying Agent shall not be obligated under this covenant with respect to any Bonds held by a Holder or beneficial owner with respect to which the Company has reason to know or an Authorized Officer of the Trustee or any Paying Agent has received actual notice that such representations made by such Holder or beneficial owner, as the case may be, as of the Issue Date are false or unreliable.

         By accepting a Bond or a beneficial interest therein, each Holder and beneficial owner agrees to such treatment and covenants to take no action inconsistent with such treatment unless otherwise notified by the Company.

SECTION 3.14. Section 3(c)(7) of the Investment Company Act Procedures for Restricted Global Bonds.

         (1) Important Notices. On or after the Issue Date, the Company shall send a copy of the "Section 3(c)(7) Important Notice to DTC", with a request that DTC forward such report to the relevant Agent Members.

         (2) DTC Actions. On or after the Issue Date, the Company shall direct DTC to take the following steps in connection with the Restricted Global Bonds:

                  (a) to include the "3c7" marker in the DTC 20-character security descriptor and the 48-character additional descriptor for each Restricted Global Bond order to indicate that sales of interests in the Restricted Global Bond are limited to Qualified Purchasers;

                  (b) to cause each physical DTC deliver order ticket delivered by DTC to purchasers to contain the DTC 20-character security descriptor; and to cause each DTC deliver order ticket delivered by DTC to purchasers in electronic form to contain the "3c7" indicator and a related user manual for participants, which will contain a description of the relevant restrictions;

                  (c) to send a Section 3(c)(7) Important Notice to all DTC Participants in connection with the initial issuance of the Restricted Global Bonds; and

                  (d) the Company will advise DTC that it is a Section 3(c)(7) Company and will request DTC to include the Restricted Global Bonds in DTC's "Reference Directory" of Section 3(c)(7) offerings.

         (3) Bloomberg Screens, etc. The Company shall on or after the Issue Date request Bloomberg L.P. to include the following on each Bloomberg screen containing information about the Restricted Global Bonds:

                  (a) the "Bond Box" on the bottom of the "Security Display" page describing each Restricted Global Bond should state: "Iss'd Under 144A/3c7";

                  (b) the "Security Display" page should have a flashing red indicator stating "See Other Available Information";

                  (c) such indicator should link to an "Additional Security Information" page, which should state that the Restricted Global Bonds "are being offered in reliance on the exemption from registration under Rule 144A to Persons that are both (1) qualified institutional buyers (as defined in Rule 144A) and (2) qualified purchasers (as defined under Section 3(c)(7))."

         (4) CUSIP. The Company shall cause each "CUSIP" number obtained for the Restricted Global Bonds to have an attached "fixed field" that contains "3c7" and "144A" indicators.

SECTION 3.15. Certain Transactions Void; Company Right to Force Sale or Redemption.

         (1) Notwithstanding anything to the contrary elsewhere in this Indenture, any transfer of a beneficial interest in any Bonds to a Person (any such Person, a "Non-Permitted Holder") that is not both (a) a Qualified Institutional Buyer, a non-U.S. Person as defined in Regulation S or an Institutional Accredited Investor and (b) a Qualified Purchaser shall be null and void and any such purported transfer of which the Company or the Trustee shall have notice may be disregarded by the Company and the Trustee for all purposes. The Trustee shall hold any funds conveyed by the intended transferee of such interest in such Restricted Global Bond, Regulation S Certificated Bond or Restricted Certificated Bond in trust for the transferor and shall promptly reconvey such funds to such Person in accordance with the written instructions thereof delivered to the Trustee at its Corporate Trust Office.

         (2) If any Non-Permitted Holder shall become the owner of a beneficial interest in any Restricted Global Bond or the Holder of a Regulation S Certificated Bond or Restricted Certificated Bond, the Company or the Trustee on its behalf shall, promptly after discovery that such person is a Non-Permitted Holder by the Company or the Trustee (and notice by the Trustee to the Company, if the Trustee makes the discovery), send notice to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest to a Person that is not a Non-Permitted Holder within thirty (30) days of the date of such notice. If such Non-Permitted Holder fails to so transfer its Bonds, the Company shall have the right, without further notice to the Non-Permitted Holder, either
(i) to redeem such Bonds at a redemption price equal to the principal amount thereof plus accrued interest thereon (but excluding any Redemption Premium) or
(ii) to sell such Bonds or such Non-Permitted Holder's beneficial interest in such Bonds, as applicable, to a purchaser selected by the Company that is a not a Non-Permitted Holder on such terms as the Company may choose. The Company may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Bonds, and selling such Bonds to the highest such bidder. However, the Company may select a purchaser by any other means determined by it in its sole discretion. The Holder of each Bond, the Non-Permitted Holder and each other Person in the chain of title from the Holder to the Non-Permitted Holder, by its acceptance of an interest in the Bonds or the Bonds, as applicable, agrees to cooperate with the Company and the Trustee to effect such transfers. The proceeds of any such forced sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this Section 3.15 shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an interest in the Bonds sold as a result of any such sale or the exercise of such discretion.

                                  ARTICLE FOUR



                                    GUARANTY

SECTION 4.01. Guaranty.

         All the provisions of Article 6 of the Common Agreement which govern the Guaranty of the Bond Obligations of each of the Project Companies are hereby incorporated by reference into this Indenture in the same manner and to the same extent as if such provisions were expressly set forth herein.

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

SECTION 5.01. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Bonds in this Indenture expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

         (1)      either:

                  (a) all Bonds theretofore authenticated and delivered (other than (i) Bonds that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.08 and (ii) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 11.03) have been delivered to the Trustee for cancellation; or

                  (b) all such Bonds not theretofore delivered to the Trustee for cancellation:

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (b)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Trustee for cancellation, for principal and premium, if any, and interest to the date of such deposit (in the case of Bonds that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, and such amount is available for the payment of principal, the Optional Redemption Price, if any, and interest in accordance with
         Section 12.05; and

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company to the Insurer hereunder or pursuant to the other Financing Documents, or has been relieved of all obligations hereunder pursuant to Article 13; and

         (3) the Company has delivered to the Trustee, with a copy to the Insurer (so long as no Insurer Default has occurred and is continuing), an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent in this Indenture provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

         (4) the Policy shall have terminated in accordance with its terms or otherwise and shall have been surrendered to the Insurer.

         (5) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.07, the obligations of the Trustee to any Authenticating Agent under Section 7.13 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section 5.01, the obligations of the Trustee under Section 11.03(2) Section 12.05 shall survive.

                                  ARTICLE SIX


                                    REMEDIES

SECTION 6.01. Acceleration of Maturity and Rescission and Annulment by the Holders.

         (1) If an Insurer Default occurs and is continuing and if an Issuer Event of Default has occurred and is continuing, then and in every such case the Holders evidencing not less than 60% of the Remaining Principal Amount of the Outstanding Bonds may direct the Trustee to declare the Bonds to be immediately due and payable by written notice to the Company, and upon any such declaration the unpaid principal amount of the Bonds, together with accrued and unpaid interest thereon through the date of acceleration (the "Accelerated Bond Obligations"), shall become immediately due and payable and (b) require the Company immediately, without presentment, demand, protest or other notice of any kind, all of which the Company hereby expressly waives, to pay to the Collateral Agent an amount in immediately available funds equal to the aggregate amount of Accelerated Bond Obligations.

         Notwithstanding the foregoing, upon the occurrence of an Issuer Event of Default specified in Section 7.1(d) of the Common Agreement, the Bonds shall become immediately due and payable, without declaration, notice or demand by or to any Person.

         (2) At any time after a declaration of acceleration of maturity has been made by the Holders and before a judgment or decree for payment of the amount due has been obtained by the Trustee as hereinafter provided in this Article Six, the Holders evidencing not less than 60% of the Remaining Principal Amount of the Outstanding Bonds, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay all principal of and interest on the Bonds and all other amounts that would then be due hereunder or upon the Bonds if the Issuer Event of Default giving rise to such acceleration had not occurred;

                  (b) the Company has paid all the outstanding Swap Obligations then due and payable under the Swap Agreement to the Swap Counterparty, if applicable, as evidenced by an Officer's Certificate delivered to the Trustee; and

                  (c) all Issuer Events of Default, other than the nonpayment of the principal of the Bonds that has become due solely by such acceleration, have been cured or waived as provided in Section 6.14.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 6.02. Suits for Enforcement by Trustee.

         If an Insurer Default occurs and is continuing and if an Issuer Event of Default has occurred and is continuing, the Trustee shall, at the direction of the Holders evidencing not less than 60% of the Remaining Principal Amount of the Outstanding Bonds, proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other proper remedy.

SECTION 6.03. Reserved.

SECTION 6.04. Application of Money Collected.

         Any money collected by the Collateral Agent from the Company pursuant to Section 6.01 shall be distributed by the Collateral Agent in accordance with
Section 7.7 of the Common Agreement.

SECTION 6.05. Reserved.

SECTION 6.06. Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions necessary or appropriate in order to have claims of the Holders or the Trustee, as the case may be, allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and if the Trustee shall consent to the making of such payments directly to the Holders to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

           No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder or the Insurer any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder or the Insurer or to authorize the Trustee to vote in respect of the claim of any Holder or the Insurer in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders (but not on behalf of the Insurer), vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 6.07. Trustee May Enforce Claims Without Possession of Bonds.

         All rights of action and claims under this Indenture or the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Bonds or the Insurer, as applicable, in respect of which such judgment has been recovered.

SECTION 6.08. Limitation on Suits.

         No Holder of any Bond shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Issuer Event of Default and a continuing Insurer Default;

                  (2) the Holders of not less than 60% in Remaining Principal Amount of the Outstanding Bonds shall have made written request to the Trustee to institute proceedings in respect of such Issuer Event of Default and Insurer Default in its own name as Trustee hereunder;

                  (3) such Holder (or Holders) has offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity satisfactory to it has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given (in accordance with the terms of this Indenture) to the Trustee during such 30-day period by the Holders of a majority in Remaining Principal Amount of the Bonds;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner in this Indenture provided and for the equal and ratable benefit of all of such Holders, subject to the provisions of this Indenture.

SECTION 6.09. Unconditional Right of Holders to Receive Principal and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium, including any Redemption Premium, and interest on such Bond on the respective Scheduled Payment Dates expressed in such Bond and in this Indenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

SECTION 6.10. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 6.11. Remedies Not Exclusive.

         (1) Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds in the last paragraph of
Section 3.08, no remedy conferred upon or reserved to the Trustee or Holders under this Indenture is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and in addition to every other remedy conferred in this Indenture or now or hereafter existing at law or in equity or by statute.

         (2) The Trustee shall have, with respect to the Collateral in accordance with the Collateral Documents, in addition to any other remedies that may be available to it at law or in equity pursuant to this Indenture, all rights and remedies conferred upon a secured party under the UCC (it being understood that, so long as no Insurer Default has occurred and is continuing, the Insurer shall have the exclusive right under Section 1.04(4) to exercise all the rights and remedies of the Holders under this Indenture).

SECTION 6.12. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing under this Indenture shall impair any such right or remedy or constitute a waiver of any Issuer Event of Default and/or Insurer Default, as applicable, or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 6.13. Control of Proceedings.

         The Holders of not less than 60% of the Remaining Principal Amount of the Outstanding Bonds shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Bonds (it being understood that, so long as no Insurer Default has occurred and is continuing, the Insurer shall have the exclusive right under Section 1.04(4) to exercise the rights of the Holders in determining whether and how to exercise any such vote), provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture and shall not involve the Trustee in personal liability or expense for which the Trustee has not received a reasonable indemnity, and

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.14. Waiver of Past Defaults.

         (1) The Holders of not less than 60% in Remaining Principal Amount of the Outstanding Bonds may on behalf of the Holders of all the Bonds, waive any past default hereunder and its consequences (it being understood that, so long as no Insurer Default has occurred and is continuing, the Insurer shall have the exclusive right under Section 1.04(4) to exercise the rights of the Holders in determining whether so to waive), except a default:

                  (a) in the payment of the principal of or interest on any Bond, or

                  (b) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Bond affected.

         (2) Upon any such waiver, such default shall cease to exist, and any Issuer Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. SECTION
6.15. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, having due regard to the merits and good faith of the claims or defenses made by such party litigant, provided that this Section 6.15 shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee.

SECTION 6.16. Waiver of Usury, Stay or Extension Laws.

           The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power in this Indenture granted to the Trustee, including the power to liquidate and apply the Collateral, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SEVEN


                                   THE TRUSTEE

SECTION 7.01. Certain Duties and Responsibilities.

         (1) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         (2) The Trustee shall keep appropriate records in connection with its obligations and duties arising under this Indenture in a commercially reasonable form and upon resignation or removal shall deliver such records or appropriate summaries thereof in the form and manner then kept to its successor or to the Company.

         (3) All moneys and other property received by the Trustee under or pursuant to any provision of this Indenture shall be held in trust for the purposes of this Indenture and the Trustee (except as otherwise provided in this Indenture) shall have no right to set off or apply any such monies or other property against any obligation of the Company.

         (4) If an Issuer Event of Default and/or an Insurer Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

         (5) Except during the continuance of an Issuer Event of Default and/or an Insurer Default:

                  (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee, it being expressly understood that the Trustee has no obligation to monitor compliance by the Company with any covenant or agreement contained or incorporated by reference in this Indenture (including, but not limited to Article Eleven hereof); and

                  (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and, if required by the terms of this Indenture, conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (6) The Trustee may not be relieved from liability for its own gross negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) this paragraph does not limit the effect of paragraph (1) of this Section 7.01;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a written direction received by it pursuant to Section 6.13; and

                  (d) anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee (in any of its capacities hereunder) be liable under or in connection with this Indenture for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee (in any of its capacities hereunder) has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

SECTION 7.02. Notice of Defaults.

         If an Issuer Event of Default occurs with respect to the Bonds, and an Authorized Officer of the Trustee in the Corporate Trust Office has actual knowledge of its occurrence and continuance, the Trustee shall give the Holders, with a copy to the Company and the Insurer, each promptly, notice of such default.

SECTION 7.03. Certain Rights of Trustee.

         Subject to the provisions of Section 7.01:

         (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned in this Indenture shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Management Committee shall be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be in this Indenture specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate;

         (4) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) (a) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders or the Insurer pursuant to this Indenture, unless such Holders or the Insurer shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction, and the Insurer hereby agrees to indemnify the Trustee against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with the requests or directions of the Insurer pursuant to this Indenture to exercise any of the rights or powers vested in the Trustee by this Indenture;

         (b) the Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by the Common Agreement at the request or direction of any of the Holders or the Insurer pursuant to the Common Agreement, unless such Holders or the Insurer shall have offered to the Collateral Agent security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction,

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the cost of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (8) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (9) the Trustee shall not be deemed to have notice of any Insurer Default or Issuer Event of Default unless an Authorized Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Bonds and this Indenture;

         (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other person employed to act hereunder; and

         (11) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.


SECTION 7.04. Not Responsible for Recitals or Issuance of Bonds.

         The recitals contained in this Indenture and in the Bonds, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Bonds. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Bonds or the proceeds thereof.

SECTION 7.05. May Hold Bonds.

         The Trustee, any Authenticating Agent, any Paying Agent, any Bond Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Section 7.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Bond Registrar or such other agent.

SECTION 7.06. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law or pursuant to the terms of this Indenture. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 7.07. Compensation and Reimbursement.

         Subject to Article Six, the Company agrees:

         (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall agree in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided in this Indenture, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence, bad faith or willful misconduct; and

         (3) to indemnify the Trustee and any predecessor trustee and their agents for, and to hold each of them harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), incurred without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 7.08. Corporate Trustee Required; Eligibility.

         There shall at all times be one (and only one) Trustee hereunder (except as may be required pursuant to Section 7.11), which shall be a Person that has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in The City of New York, the State of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Seven.

         If the appointment of a separate or co-trustee is required pursuant to
Section 7.11, such separate or co-trustee shall meets the requirements of the Trustee set forth in this Section 7.08.

SECTION 7.09. Resignation and Removal; Appointment of Successor.

         (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Seven shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10.

         (2) The Trustee may resign at any time by giving written notice thereof to the Company, with a copy to the Insurer. If an instrument of acceptance by a successor Trustee required by Section 7.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction at the cost of the Company for the appointment of a successor Trustee.

         (3) The Trustee may be removed at any time by Act of the Holders of not less than 60% in Remaining Principal Amount of the Outstanding Bonds (it being understood that, so long as no Insurer Default has occurred and is continuing, the Insurer shall have the exclusive right under Section 1.04(4) to exercise all the rights of the Holders under this Indenture), delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Bonds of such series.

         (4) If at any time:

                  (a) the Trustee shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (b) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 6.15, any Holder who has been a bona fide Holder of a Bond for at least six months, or the Insurer may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall, with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing), such consent not to be unreasonably withheld, promptly appoint a successor Trustee that shall comply with the applicable requirements of Section 7.10, it being agreed that the Insurer shall consent to the appointment of any successor Trustee that (i) is a Federal or U.S. state-chartered depository institution or trust company, (ii) has a combined capital and surplus of at least $50,000,000 and has its corporate trust office in The City of New York, the State of New York, and (iii) the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term and long-term unsecured debt obligations of which) are rated P-1 and Aaa by Moody's, or A-1+ and AAA by S&P at the time any amounts are held on deposit therein. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of not less than 60% in Remaining Principal Amount of the Outstanding Bonds (it being understood that, so long as no Insurer Default has occurred and is continuing, the Insurer shall have the exclusive right under Section 1.04(4) to exercise the rights of the Holders) delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Bond for at least six months, or the Insurer, as long as no Insurer Default has occurred and is continuing, may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (6) The Company shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06 and the Insurer in the manner provided in Section 1.05 (so long as no Insurer Default has occurred and is continuing). Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 7.10. Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Insurer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges (subject to Section 7.07 of this Indenture), execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Seven.

SECTION 7.11. Appointment of Co-Trustee.

         It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement thereof on default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted or take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an individual or institution as a separate trustee or co-trustee. The following provisions of this Section are adopted to these ends.

         (1) In the event that the Trustee appoints an additional individual or institution as a separate trustee or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate trustee or co-trustee but only to the extent necessary to enable such separate trustee or co-trustee to exercise such powers, rights and remedies, and only to the extent that the Trustee by the laws of any jurisdiction is incapable of exercising such powers, rights and remedies and every covenant and obligation necessary to the exercise thereof by such separate trustee or co-trustee shall run to and be enforceable by either of them.

         (2) Should any instrument in writing from the Company be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Company at the expense of the Company; provided, that if an Issuer Event of Default shall have occurred and be continuing, if the Company does not execute any such instrument within fifteen

(15) days after request therefor, the Trustee shall be empowered as an attorney-in-fact for the Company to execute any such instrument in the Company's name and stead. In case any separate trustee or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

SECTION 7.12. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Seven, without the execution or filing of any paper or any further act on the part of any of the parties hereto. If any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

SECTION 7.13. Appointment of Authenticating Agent.

         The Trustee may appoint an "Authenticating Agent" or Agents who shall be authorized to act on behalf of the Trustee to authenticate Bonds issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 3.08, and Bonds so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Bonds by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 7.13, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.13, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 7.13.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this

Section 7.13, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or if at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 7.13, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Bonds and in the manner provided in Section 1.05 to the Insurer. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 7.13.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment is made pursuant to this Section 7.13, the Bonds may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                                                             ,
                                                  ---------------------------
                                                        THE BANK OF NEW YORK,
                                                                   As Trustee


                                                  By:                        ,
                                                      -----------------------
                                                      As Authenticating Agent


                                                  By:
                                                      -----------------------
                                                         Authorized Signatory

                                  ARTICLE EIGHT



                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.01. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee to the extent such information is in the possession of the Company:

         (1) quarterly, not later than ten days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of each series of Bonds as of the fifteenth day (whether or not a Business Day) prior to such date, and

         (2) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

which list may exclude, in either case, any names and addresses received by the Trustee in its capacity as Bond Registrar.

SECTION 8.02. Preservation of Information; Communications to Holders.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 8.01 and the names and addresses of Holders received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Section 8.01 upon receipt of a new list so furnished.

         Within five Business Days after the receipt by the Trustee of a written application by any three or more Holders or the Insurer stating that the applicants desire to communicate with other Holders with respect to their rights under the Indenture or the Bonds, accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, and by reasonable proof that each such applicant, except in the case of the Insurer, has owned a Bond for a period of at least six months preceding the date of such application, the Trustee shall deliver such proxy or other communication, at the expense of the applicants, to the Holders of the Bonds in the manner provided in Section
1.06. Every Holder of Bonds, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders.

SECTION 8.03. Reports by Company and Project Companies.

         (1) So long as any of the Bonds are Outstanding, and the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon request the Company shall provide to Holders or prospective purchasers designated by such Holders Rule 144A Information in order to permit compliance with Rule 144A under the Securities Act in connection with the resale of such Bond by such Holder.

         (2) In addition to the obligations set forth in paragraph (1), the Company shall deliver or cause to be delivered to the Trustee the financial statements and other information of the Company described in Section 2.3(a) of the Common Agreement.

         (3) Each of the Project Companies shall deliver or cause to be delivered to the Trustee the financial statements and other information of such Project Company described in Section 3.2(c) of the Common Agreement.

         (4) The Trustee shall promptly deliver or cause to be delivered the financial statements and information described in clauses (2) and (3) above to any Holder that requests such information from the Trustee.

         (5) Delivery of the financial statements and other information referred to in this Section 8.03 and other statements, reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such statements, reports, information and documents shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder as to which the Trustee is entitled to rely exclusively on the Officer's Certificate delivered to the Trustee pursuant to Section 11.04 of this Indenture.

                                  ARTICLE NINE



              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.01. Company May Consolidate, Etc., Only on Certain Terms.

         Subject to the covenants set forth in Article Eleven of this Indenture, the Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1) immediately after giving effect to such transaction, no Issuer Event of Default, and no event which, after notice or lapse of time or both, would become an Issuer Event of Default, shall have happened and be continuing;

                  (2) if, as a result of any such consolidation or merger, or such conveyance, transfer or lease, any properties or assets of the Company other than the Collateral would become subject to a mortgage, pledge, lien, security interest or other encumbrance that would not be permitted by this Indenture or the other Financing Documents, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Bonds of each series equally and ratably with (or prior to) all indebtedness secured thereby;

                  (3) the Company has delivered to the Trustee, with a copy to the Insurer (so long as no Insurer Default has occurred and is continuing), an Officer's Certificate and an

         Opinion of Counsel, each stating that such consolidation or merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article Nine and that all conditions precedent in this Indenture provided for relating to such transaction have been complied with; and

                  (4) at any time when there is no Insurer Default that has occurred and is continuing, the Insurer has delivered to the Company, with a copy to the Trustee, a written consent of the Insurer, in its sole discretion, consenting to such transaction prior to the consummation thereof.

SECTION 9.02. Successor Substituted.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 9.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company in this Indenture, and thereafter, except in the case of a lease, the Company shall be relieved of all obligations and covenants under this Indenture, the Bonds and the other Financing Documents.

                                  ARTICLE TEN



                             SUPPLEMENTAL INDENTURES

SECTION 10.01. Supplemental Indentures Without Consent of Holders.

         Without the consent of Holders of the Bonds, but, so long as no Insurer Default has occurred and is continuing, with the consent of the Insurer, in its sole discretion, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in a form satisfactory to the Trustee, for any of the following purposes:

                  (1) to add to the covenants of the Company and the Project Companies for the benefit of the Holders of the Bonds (it being understood that all such additional covenants shall be for the equal benefit of all series of Bonds) or to surrender any right or power in this Indenture conferred upon the Company or any Project Company; or

                  (2) to add any additional Issuer Events of Default or Project Events of Default for the benefit of the Holders of the Bonds (it being understood that all such additional Issuer Events of Default or Project Events of Default shall be for the equal benefit of all series of Bonds); or

                  (3) to provide additional collateral for the Bonds; or

                  (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Bonds; or

                  (5) to permit the registration of some or all of the Bonds under the Securities Act and the qualification of this Indenture under the U.S. Trust Indenture Act of 1939, as amended, or the listing or inclusion of any or all of the Bonds on any securities exchange or quotation system; or

                  (6) to cure any ambiguity, to correct or supplement any provision in this Indenture which may be defective or inconsistent with any other provision in this Indenture, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with any of the provisions of this Indenture, provided that such action pursuant to this paragraph (6) shall not materially adversely affect the interests of the Holders of any series of Bonds or the Insurer; or

                  (7) to establish the terms of any series of Additional Bonds to be issued under this Indenture.

SECTION 10.02. Supplemental Indentures With Consent of Holders.

         (1) Subject to paragraph (2) below, the Company, when authorized by a Board Resolution, and the Trustee may, (a) at any time when no Insurer Default has occurred and is continuing, with the consent of the Insurer, in its sole discretion, or (b) at any time when an Insurer Default has occurred and is continuing, with the consent of a majority of the Holders of the Outstanding Bonds affected thereby, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Bonds of such series under this Indenture.

         (2) No such supplemental indenture entered into pursuant to this
Section 10.02 shall, without the consent of the Holder of each Outstanding Bond affected thereby:

                  (a) change any Scheduled Payments with respect to such Bond,

                  (b) change any Scheduled Payment Date with respect to such Bond,

                  (c) change the Stated Maturity of such Bond,

                  (d) reduce the Remaining Principal Amount or the Optional Redemption Price of such Bond,

                  (e) reduce the rate of interest on such Bond,

                  (f) change the place of payment where, or the coin or currency in which, the principal of, the Optional Redemption Price, if any, or interest on such Bond is payable,

                  (g) impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

                  (h) reduce the percentage in Remaining Principal Amount of the Bonds, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, and

                  (i) modify any of the provisions of this Section 10.02 or
         Section 6.14, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Bond affected thereby; provided, however, that this paragraph shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 10.02, or the deletion of this proviso, in accordance with the requirements of Sections 7.10 and 10.01(6).

         It shall not be necessary for any Act of Holders under this Section
10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 10.03. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Ten or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is permitted and does not violate, conflict with or cause a default under this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 10.04. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article Ten, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 10.05. Reference in Bonds to Supplemental Indentures.

         Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Ten may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Bonds of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Bonds of such series.

                                 ARTICLE ELEVEN


                                    COVENANTS

         The Company hereby makes for the benefit of the Holders of the Bonds of each series the covenants set forth in Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9 and 2.11 and Article 4 of the Common Agreement in the same manner and to the same extent as if such covenants were expressly set forth in this Article Eleven of this Indenture. Each of the Guarantors hereby makes for the benefit of the Holders of the Bonds of each series the covenants set forth in
Article 3 and Article 5 of the Common Agreement in the same manner and to the same extent as if such covenants were expressly set forth in this Article Eleven of this Indenture. In addition, the Company makes the following covenants for the benefit of the Holders of the Bonds.

SECTION 11.01. Payment of Principal, Optional Redemption Price and Interest.

         The Company covenants and agrees for the benefit of each series of Bonds, that it will duly and punctually pay the principal, the Optional Redemption Price, if any, and interest then due and owing on the Bonds of that series in accordance with the terms of the Bonds of that series and this Indenture.

SECTION 11.02. Maintenance of Office or Agency.

         The Company will maintain in The City of New York, New York, an office or agency where Bonds may be presented or surrendered for payment, where Bonds may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Bonds and this Indenture may be served. Unless and until the Trustee shall have received from the Company notice to the contrary, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. The Company will give prompt written notice to the Trustee, with a copy to the Insurer (so long as no Insurer Default has occurred and in continuing), of any change in the location of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee, with a copy to the Insurer (so long as no Insurer Default has occurred and in continuing), with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

           The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York, New York) where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, New York for such purposes. The Company shall give prompt written notice to the Trustee, with a copy to the Insurer (so long as no Insurer Default has occurred and in continuing), of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 11.03. Money for Bond Payments to Be Held in Trust.

         (1) The Company hereby appoints the Trustee as the initial Paying Agent for amounts due on the Bonds. The Company may appoint any other Person to act as Paying Agent to perform all functions of Paying Agent under this Indenture, as fully to all intents and purposes as though the Paying Agent has been expressly authorized to perform such functions.

         Whenever the Company shall have one or more Paying Agents, the Trustee shall, prior to each due date of the principal of or any premium or interest on any Bonds, deposit with such Paying Agent a sum sufficient to pay such amount, such sum to be held in trust pursuant to this Indenture.

         If the Company shall at any time act as its own Paying Agent with respect to the Bonds, it shall, on or before each due date of the principal of or any premium or interest on any of the Bonds, segregate and hold in trust for the benefit of the Persons entitled thereto the proceeds deposited with it pursuant to the preceding paragraph until such sums shall be paid to such Persons or otherwise disposed of as in this Indenture provided and will promptly notify the Trustee and the Insurer (so long as no Insurer Default has occurred and in continuing) of its action or failure so to act.

         The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 11.03, that such Paying Agent will (i) comply with the provisions of this Indenture applicable to it as a Paying Agent; (ii) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as in this Indenture provided and pay such sums to such Persons as in this Indenture provided; (iii) give the Trustee, with a copy to the Insurer (so long as no Insurer Default has occurred and in continuing), prompt notice of any default by the Company of which it has actual knowledge in the making of any payment required to be made with respect to the Bonds; and
(iv) during the continuance of any default by the Company (or any other obligor upon the Bonds) in the making of any payment in respect of the Bonds, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (2) Any money deposited by the Company with the Trustee, or deposited with any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any Optional Redemption Price or interest on any Bonds and remaining unclaimed until the later of (i) two years after such principal, the Optional Redemption Price or interest has become due and payable and (ii) the termination of the Policy, whether on its terms or otherwise, shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Bond shall thereafter, as an unsecured creditor, look only to the

Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided however, that the Trustee or such Paying Agent before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 11.04. Statement by Officers as to Default.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating, to the knowledge of the signers thereof, whether or not the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company is in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 11.05. Waiver of Certain Covenants.

         The Company or the Project Companies may omit in any particular instance to comply with any covenant or condition set forth in this Article 11 or incorporated by reference in this Indenture if before the time for such compliance the Holders of at least 60% in Remaining Principal Amount of the Outstanding Bonds shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition (it being understood that, so long as no Insurer Default has occurred and is continuing, the Insurer shall have the exclusive right under Section 1.04(4) to exercise the rights of the Holders in determining whether to make such waiver), but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company or any Project Company, as applicable, and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE TWELVE



                               REDEMPTION OF BONDS

SECTION 12.01. Right of Redemption.

         (1) The Company may, at any time and from time to time, at its option, redeem the Outstanding Bonds (in whole or in part) at a redemption price (the "Optional Redemption Price") equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the Bonds to the applicable Redemption Date. The Optional Redemption Price shall also include the applicable redemption premium described in clause (2) of this Section 12.01 (the "Redemption

Premium") in the case of any redemption of the Bonds by the Company other than in connection with a Permitted Peaker Buyout (Completion/Loss Event).

         (2) The Redemption Premium with respect to a redemption of the Bonds in accordance with Section 12.01(1) on a Redemption Date that is on or before June 10, 2003 will be 7.25%. The Redemption Premium with respect to a redemption of the Bonds in accordance with Section 12.01(1) on a Redemption Date that is on or after the dates specified below shall be as set forth opposite such dates.

                    For Redemption Dates On or After                          Redemption Premium
                    --------------------------------                          ------------------
                            June 11, 2003                                          6.81%
                            June 11, 2004                                          6.38%
                            June 11, 2005                                          5.94%
                            June 11, 2006                                          5.50%
                            June 11, 2007                                          5.06%
                            June 11, 2008                                          4.63%
                            June 11, 2009                                          4.19%
                            June 11, 2010                                          3.75%
                            June 11, 2011                                          3.31%
                            June 11, 2012                                          2.88%
                            June 11, 2013                                          2.44%
                            June 11, 2014                                          2.00%
                            June 11, 2015                                          1.56%
                            June 11, 2016                                          1.13%
                            June 11, 2017                                          0.69%
                            June 11, 2018                                          0.25%

SECTION 12.02. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Bonds pursuant to Section
12.01 shall be evidenced by a Board Resolution. In case of any such redemption at the election of the Company of less than 100% of the Remaining Principal Amount of the Outstanding Bonds, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Bonds to be redeemed.

SECTION 12.03. Notice of Redemption.

         Notice of redemption shall be given by the Company by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Bonds to be redeemed, at its address appearing in the Bonds Register.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Optional Redemption Price,

                  (3) interest accrued to but not including the Redemption Date,

                  (4) if less than 100% of the Bonds are to be redeemed, the amount to be redeemed with respect to each Bond,

                  (5) that on the Redemption Date the Optional Redemption Price will become due and payable upon each such Bond to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (6) the place or places where such Bonds are to be surrendered for payment of the Optional Redemption Price; and

                  (7) the CUSIP, ISIN and Common Code numbers of each of the Bonds to be redeemed.

         Notice of redemption of Bonds to be redeemed at the election of the Company shall be given to the Holders by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 12.04. Deposit of Optional Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or the Paying Agent, as applicable, an amount of money sufficient to pay the Optional Redemption Price, and interest accrued to but not including the Redemption Date with respect to the Bonds which are subject to redemption on that date.

SECTION 12.05. Bonds Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Bonds so to be redeemed shall, on the Redemption Date, become due and payable at the Optional Redemption Price therein specified, together with interest accrued to but not including the Redemption Date, and from and after such date (unless the Company shall default in the payment of the Optional Redemption Price and accrued interest) all or the portion of the Bonds subject to redemption shall cease to bear interest. Upon surrender of any such Bond or portion thereof for redemption in accordance with said notice, such Bond or portion thereof shall be paid by the Company at the Optional Redemption Price, together with accrued interest to the Redemption Date; provided, however, that payments of interest whose applicable Scheduled Payment Date is on or prior to the Redemption Date shall be payable to the Holders of such Bonds, or one or more Predecessor Bonds, registered as such at the close of business on the relevant Regular Record Dates according to their terms.

         If any Bond called for redemption shall not be so paid upon surrender thereof for redemption, the Remaining Principal Amount thereof shall, until paid, bear interest from the Redemption Date at the rate borne by the Bond.

SECTION 12.06. Bonds Redeemed in Part.

         Any Bond that is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section
11.02 (with, if the Company or
the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Bond without service charge, a new Bond or Bonds, of any authorized denomination as requested by such Holder, in aggregate Initial Principal Amount equal to and in exchange for the Initial Principal Amount of the Bond so surrendered.

                                ARTICLE THIRTEEN


                              TERM AND TERMINATION

         This Indenture and each other Financing Documents shall take effect on the date hereof and shall remain in effect, without prejudice to Section 12.17 or Section 12.18 of the Common Agreement, until the date that is 366 days after all of the Obligations shall have been irrevocably performed or satisfied in full in cash; provided that if NRG Energy shall have issued and provided the Reinstatement Guaranty, the Company and each Project Company shall be released from their respective obligations under the Financing Documents, and all Collateral shall be released from the Lien of the Collateral Documents, at the time such Reinstatement Guaranty is issued and provided by NRG Energy.

                                ARTICLE FOURTEEN



                    NOTICES BY TRUSTEE AND CALCULATION AGENT

SECTION 14.01. Notices by Trustee to Insurer of Payments on Policy.

         Upon the receipt of the notice by the Trustee from the Depositary Agent pursuant to Section 4.2.4 of the Depositary Agreement, the Trustee shall deliver to the Insurer a Payment Notice in the form of Exhibit A to the Policy (a "Payment Notice"), appropriately completed and executed by the Trustee, before 10:00 a.m., New York City time on the Business Day immediately before the applicable Scheduled Payment Date. The Trustee shall present such Payment Notice to the Insurer by (i) delivery of the original Payment Notice to the Insurer at its address set forth in Section 1.04(c), or (ii) facsimile transmission of the original Payment Notice to the Insurer at the following facsimile number: (646) 658-5955 (or such other facsimile number that the Insurer may provide to the Trustee for this purpose by written notice). If presentation is made by facsimile transmission, the Trustee shall (x) simultaneously confirm transmission by telephone to the Insurer at the following telephone number:
(646) 658-5900 (or such other telephone number that the Insurer may provide to the Trustee for this purpose by written notice), and (y) as soon as reasonably practicable, deliver the original Payment Notice to the Insurer at its address set forth in Section 1.05(c).

SECTION 14.02. Notice by Calculation Agent to Swap Counterparty of Calculation of Three-Month USD-LIBOR-BBA.

         Before 12:00 p.m., New York City time on each USD-LIBOR-BBA Determination Date, the Calculation Agent shall notify the Swap Counterparty of its calculation of Three-Month USD-LIBOR-BBA with respect to the Series A Bonds on such USD-LIBOR-BBA Determination Date by facsimile transmission to the Swap Counterparty at the following facsimile number: (212) 902-0996. The Trustee shall simultaneously confirm such facsimile transmission by telephone to the Swap Counterparty at the following telephone number: (212) 902-1000.

                                ARTICLE FIFTEEN



                               SCOPE OF LIABILITY

         Except as set forth in this Article Fifteen, notwithstanding anything in this Indenture or the other Financing Documents to the contrary, the Holders shall have no claims with respect to the transactions contemplated by the Operative Documents against NRG Energy or any of its Affiliates (other than the Financing Parties), shareholders, officers, directors or employees (collectively, the "Nonrecourse Persons"); provided that the foregoing provision of this Article Fifteen shall not (a) constitute a waiver, release or discharge of any of the indebtedness, or of any of the terms, covenants, conditions, or provisions of this Indenture or any other Financing Document and the same shall continue (but without personal liability to any Nonrecourse Person except as provided herein and therein) until fully paid, discharged, observed, or performed, (b) limit or restrict the right of any Holder (or any assignee, beneficiary or successor to any of them) to name the Company, any Project Company or any other Person as a defendant in any action or suit for a judicial foreclosure or for the exercise of any other remedy under or with respect to this Indenture or any other Financing Document, or for injunction or specific performance, so long as no judgment in the nature of a deficiency judgment shall be enforced against any Nonrecourse Person, except as set forth in this Article Fifteen, (c) limit or restrict any right or remedy of any Holder (or any assignee or beneficiary thereof or successor thereto) with respect to, and each of the Nonrecourse Persons shall remain fully liable to the extent that such Person would otherwise be liable for its own actions with respect to, any fraud (which shall not include innocent or negligent misrepresentation), willful misrepresentation, or misappropriation of Project Revenues or any other earnings, revenues, rents, issues, profits or proceeds from or of the Collateral that should or would have been paid as provided herein or paid or delivered to any Holder (or any assignee or beneficiary thereof or successor thereto) towards any payment required under this Indenture or any other Financing Document, (d) affect or diminish or constitute a waiver, release or discharge of any specific written obligation, covenant, or agreement made by any of the Nonrecourse Persons or any security granted by the Nonrecourse Persons in support of the obligations of such Persons under any Financing Document or as security for the obligations of the Company and the Project Companies, and (e) limit the liability of (i) any Person who is a party to any Project Document and has issued any certificate or other statement in connection therewith with respect to such liability as may arise by reason of the terms and conditions of such Project Document (but subject to any limitation of liability in such Project Document), certificate or statement, (ii) any Person rendering a legal opinion pursuant to this Indenture or (iii) NRG

Energy or any Acceptable Assignee under or pursuant to the Contingent Guaranty Agreement, in each case under this clause (e) relating solely to such liability of such Person as may arise under such referenced agreement, instrument or opinion. The limitations on recourse set forth in this Article Fifteen shall survive the termination of this Indenture and the full payment and performance of the obligations hereunder and under the other Financing Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                              NRG PEAKER FINANCE COMPANY LLC,
                                              as Issuer


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              BAYOU COVE PEAKING POWER, LLC,
                                              as Guarantor

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              BIG CAJUN I PEAKING POWER LLC,
                                              as Guarantor

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              NRG ROCKFORD LLC,
                                              as Guarantor

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              NRG ROCKFORD II LLC,
                                              as Guarantor

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              NRG STERLINGTON POWER LLC,
                                              as Guarantor

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              XL CAPITAL ASSURANCE INC.,
                                              as Insurer


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              THE BANK OF NEW YORK,
                                              as Trustee


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                                                     EXHIBIT A-1


                              FORM OF SERIES A BOND

      THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR, (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE, AND, IN ADDITION, TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN THE CASE OF EACH OF CLAUSES (A) AND (B), (1) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS AND (2) IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 FOR THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING, TO A PURCHASER AND, AS APPLICABLE, EACH ACCOUNT FOR WHICH SUCH PURCHASER IS ACTING, THAT (I) IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT, (II) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE PURCHASER AND EACH SUCH ACCOUNT IS A QUALIFIED PURCHASER), (III) HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE PURCHASER OR SUCH ACCOUNT IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (IV) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF UNAFFILIATED ISSUERS AND (V) IS NOT a pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made, AND IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS NOTE WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE TO ITS TRANSFEREE. IN ADDITION TO THE FOREGOING, THE ISSUER MAINTAINS THE RIGHT TO PURCHASE OR FORCE THE RESALE OF ANY NOTES PREVIOUSLY TRANSFERRED TO NON-PERMITTED




                                     A-1-1

      HOLDERS (AS DEFINED IN THE INDENTURE) IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE INDENTURE.

      THE BONDS EVIDENCED HEREBY MAY NOT BE OFFERED OR SOLD UNLESS: (1) THE TRANSFEREE REPRESENTS THAT IT IS A "QUALIFIED PURCHASER" (AS DEFINED IN 2(A)(51)(A) UNDER THE INVESTMENT COMPANY ACT, AS AMENDED); (2) THE TRANSFEROR REPRESENTS THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR HAS PROVIDED TO THE TRANSFEREE NOTICE OF THE TRANSFER RESTRICTIONS APPLICABLE TO THIS SECURITY; (3) BOTH THE TRANSFEROR AND THE TRANSFEREE ACKNOWLEDGE THAT THE ISSUER MAY REFUSE TO HONOR THE TRANSFER OF THE SECURITY IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER; AND (4) THE TRANSFEREE ACKNOWLEDGES THAT THE ISSUER HAS THE RIGHT TO FORCE THE REDEMPTION OR RESALE OF THE SECURITY HELD BY THE TRANSFEREE IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER.

      [INSERT IN THE CASE OF A RESTRICTED GLOBAL BOND: THIS BOND IS A RESTRICTED GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE REFERRED TO BELOW AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR ITS NOMINEE. THIS BOND MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A BOND REGISTERED, AND NO TRANSFER OF THIS BOND IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]




                                     A-1-2

                         NRG PEAKER FINANCE COMPANY LLC

          SERIES A FLOATING RATE SENIOR SECURED BONDS DUE JUNE 10, 2019

                                 $_____________

[INSERT FOR RESTRICTED GLOBAL BOND:
CUSIP: 62938R AA 5
ISIN: US62938RAA59]

[INSERT FOR REGULATION S CERTIFICATED BOND:
CUSIP: U6696W AA 0
ISIN: USU6696WAA00]

NO. [___]

            NRG Peaker Finance Company LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [__________________], or registered assigns, the principal sum of $[___________] Dollars (or such lesser remaining principal amount as is reflected [in the attached Schedule of Exchanges of Interests in the Restricted Global Bond][in the books and records of the Trustee under the Indenture referred to below]), at the times and in the amounts pursuant to the amortization schedule set forth on the reverse hereof, and to pay interest thereon from and including June 18, 2002 to but excluding the first Scheduled Payment Date (as defined below), and for each successive period (each, an "Interest Period") from and including the last day of the preceding Interest Period to but excluding the following such Scheduled Payment Date, subject to certain exceptions set forth in the Indenture at a rate per annum equal to Three-Month USD-LIBOR-BBA per annum plus 1.07%, until the principal hereof is paid or made available for payment.

            The interest so payable, and punctually paid or duly provided for, on any Scheduled Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 23 (or February 24 in the case of a leap year), May 26, August 26 or November 25 (whether or not a Business Day), as the case may be, next preceding such Scheduled Payment Date. The Scheduled Payment Dates shall be March 10, June 10, September 10 and December 10, commencing September 10, 2002.

            If this Bond is issued in the form of a Global Bond, payments of the principal of and interest on this Bond shall be made in immediately available funds to the Depositary. If this Bond is issued as a Regulation S Certificated Bond or a Restricted Certificated Bond, payment of the principal of and interest on this Bond will be made at the Corporate Trust Office of the Trustee in The City of New York, New York, maintained for such purpose, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Bonds Register. The "Stated Maturity" of this Bond will be June 10, 2019. Installments of principal of this Bond will be due and payable, in accordance with the Indenture referred to on the reverse hereof, in the manner described on the reverse hereof.



                                     A-1-3

            This Bond is one of a duly authorized issue of Bonds of the Company, issued under an Indenture, dated as of June 18, 2002 (herein, as supplemented or amended from time to time, called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantors, XL Capital Assurance Inc. (the "Insurer") and The Bank of New York (herein called the "Trustee" which term includes any successor trustee under the Indenture) designated as its Series A Floating Rate Senior Secured Bonds due June 10, 2019 (herein called the "Series A Bonds"), in an initial aggregate Initial Principal Amount of $325,000,000. The Company has also authorized the issuance from time to time under the Indenture of additional series of floating rate and fixed rate senior secured bonds as provided in the Indenture (collectively, the "Additional Bonds" and together with the Series A Bonds, the "Bonds").

            Reference is hereby made to the Indenture and the Common Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Insurer, the Trustee and the Holders of the Bonds of each series. This Bond is subject to the provisions of the Indenture and the Common Agreement. To the extent any provision of this Bond conflicts with the express provisions of the Indenture or the Common Agreement, the provisions of the Indenture and the Common Agreement shall govern and be controlling.

            Scheduled payments of principal and interest on the Bonds are guaranteed by the Insurer under the Financial Guaranty Insurance Policy No. CA00261A, dated as of June 18, 2002, issued for the benefit of the Trustee on behalf of the Holders of the Bonds (the "Insurance Policy").

            The Company's obligations owed to the Secured Parties (as defined in the Common Agreement), including the Holders of the Bonds of each series, are secured by the lien created pursuant to the Issuer Collateral Documents (as defined in the Common Agreement) for the equal and ratable benefit of such Secured Parties on the Issuer Collateral (as defined in the Common Agreement).

            Each of the Guarantors unconditionally and irrevocably guaranties the obligations and indebtedness of the Company in respect of the Guaranteed Obligations, including, without limitation, the payment of principal of and interest on the Bonds of each series when due and payable, which Guaranties (included in the Common Agreement and incorporated by reference in the Indenture) are secured by the lien created pursuant to the Project Company Collateral Documents (as defined in the Common Agreement) for the equal and ratable benefit of such Secured Parties on all the Project Company Collateral (as defined in the Common Agreement).

            As set forth in Section 1.04(4) of the Indenture, so long as no Insurer Default has occurred and is continuing, the Insurer shall be entitled to exercise all rights and remedies with respect to the Bonds under the Indenture, including the right to vote on all matters presented to the Holders, the exercise of remedies and the waiver of breaches and defaults, except for (1) the rights of each of the Holders of the Bonds to approve any changes in the material terms of the Bonds as specified in Section 10.02(2) of the Indenture and (2) if an Insurer Default occurs and is continuing, all rights and remedies available to a specific series of Bonds shall be exercised directly by the Holders of such series of Bonds, and all rights and remedies available to Holders as a group under the Indenture shall be exercised by the Holders, acting as a group.

            In the absence of any change in law occurring after the Issue Date that would render the treatment contemplated in this Section 3.13 inconsistent with the law, regulation, or any interpretation thereof, based upon representations from each Holder and beneficial owner of the



                                     A-1-4

Bonds, as of the Issue Date and for so long as the Company has no reason to know and an Authorized Officer of the Trustee or any Paying Agent has not received actual notice that such representations by Holders and beneficial owners of at least 75% of the aggregate principal amount of the Bonds are false or unreliable, the Company, the Trustee and any Paying Agent agree to treat the Bonds for all United States federal tax purposes as investment securities and not as an extension of credit pursuant to a loan agreement; provided, however, that the Company, the Trustee and any Paying Agent shall not be obligated under this covenant with respect to any Bonds held by a Holder or beneficial owner with respect to which the Company has reason to know or an Authorized Officer of the Trustee or any Paying Agent has received actual notice that such representations made by such Holder or beneficial owner, as the case may be, as of the Issue Date are false or unreliable.

            By accepting a Bond or a beneficial interest therein, each Holder and beneficial owner agrees to the treatment described in the preceding paragraph and covenants to take no action inconsistent with such treatment unless otherwise notified by the Company.

            Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Capitalized terms used and not otherwise defined herein are defined in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.




                                     A-1-5

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                               NRG PEAKER FINANCE COMPANY LLC


                                               By:
                                                   -----------------------------


                  This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:
                                                           THE BANK OF NEW YORK,
                                                                      as Trustee


                                                         By:
                                                             -------------------
                                                            Authorized Signatory



                                     A-1-6

                                Reverse of Bond.

            The interest on this Bond shall be payable quarterly in arrears (including interest on any interest that is not paid when due), at a rate per annum equal to Three-Month USD-LIBOR-BBA (as defined below and in the Indenture) plus 1.07%. The interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

            "Three-Month USD-LIBOR-BBA" means, for each Interest Period, the rate for deposits in U.S. dollars for a period of three months, commencing on the first day of such Interest Period and in an amount that is representative for a single transaction in that market, at that time, that appears on Telerate Page 3750 as of 11:00 a.m., London time, on the USD-LIBOR-BBA Determination Date with respect to such Interest Period. If such rate does not appear on the Telerate Page 3750, then Three-Month USD-LIBOR-BBA for the relevant Interest Period will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the USD-LIBOR-BBA Determination Date with respect to such Interest Period to prime banks in the London interbank market for a period of three months commencing on the first day of such Interest Period and in an amount that is representative for a single transaction in that market at that time, assuming an actual/360 day count basis. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on the first day of such Interest Period for loans in U.S. dollars to leading European banks for a period of three months commencing on the first day of such Interest Period and in an amount that is representative for a single transaction in that market at that time. If the Calculation Agent is unable to obtain rate quotations for such loans, the rate for that USD-LIBOR-BBA Determination Date shall be Three-Month USD-LIBOR-BBA as calculated for the immediately preceding quarterly period. Notwithstanding the foregoing, "Three-Month USD-LIBOR-BBA" with respect to t he first Interest Period will be 1.87938%.

            Three-Month USD-LIBOR-BBA will be determined by The Bank of New York, as Calculation Agent, or any successor calculation agent as determined by the Company.

            The Company shall repay the principal amount of the Series A Bonds in annual installments, commencing on December 10, 2002 and continuing until the Stated Maturity. The aggregate amount of principal of the Series A Bonds to be repaid in each year shall be as follows:

      Date                                                Principal Amount ($)
      ----                                                --------------------
December 10, 2002                                                5,638,000
December 10, 2003                                                7,989,000
December 10, 2004                                               10,497,000
December 10, 2005                                                4,312,000
December 10, 2006                                                6,768,000
December 10, 2007                                               11,164,000
December 10, 2008                                               12,903,000
December 10, 2009                                               14,758,000
December 10, 2010                                               19,889,000
December 10, 2011                                               21,232,000



                                     A-1-7

      Date                                                Principal Amount ($)
      ----                                                --------------------
December 10, 2012                                               21,680,000
December 10, 2013                                               23,143,000
December 10, 2014                                               28,840,000
December 10, 2015                                               30,787,000
December 10, 2016                                               32,865,000
December 10, 2017                                               35,083,000
December 10, 2018                                               18,726,000
June 10, 2019                                                   18,702,600


            Each annual scheduled repayment of principal will be made on December 10 of the relevant year (except that the final repayment of principal will be made on June 10, 2019), together with the payment of interest due on that date, to the person whose name this Bond is registered on the Regular Record Date before the payment date. The final annual scheduled repayment of principal will be made only against surrender of the Bond to the Trustee.

            The Bonds are subject to redemption, at any time and from time to time, as a whole or in part, at the election of the Company, at the Optional Redemption Price (as defined below), payable in cash. The redemption price for the Series A Bonds (the "Optional Redemption Price"), payable in cash, shall equal 100% of the outstanding principal amount of such Bonds, plus accrued and unpaid interest on the Bonds to the applicable Redemption Date. The Optional Redemption Price shall also include the applicable redemption premium described below (the "Redemption Premium") in the case of any redemption other than a redemption of the Bonds by the Company of the Bonds by the Company in connection with a Permitted Peaker Buyout (Completion/Loss Event).

            The Redemption Premium with respect to a redemption of the Bonds on a Redemption Date that is on or before June 10, 2003 will be 7.25%. The Redemption Premium with respect to a redemption of the Bonds on a Redemption Date that is on or after the dates specified below shall be as set forth opposite such dates.

           For Redemption Dates On or After              Redemption Premium
           --------------------------------              ------------------
                      June 11, 2003                              6.81%
                      June 11, 2004                              6.38%
                      June 11, 2005                              5.94%
                      June 11, 2006                              5.50%
                      June 11, 2007                              5.06%
                      June 11, 2008                              4.63%
                      June 11, 2009                              4.19%
                      June 11, 2010                              3.75%
                      June 11, 2011                              3.31%
                      June 11, 2012                              2.88%
                      June 11, 2013                              2.44%
                      June 11, 2014                              2.00%
                      June 11, 2015                              1.56%
                      June 11, 2016                              1.13%
                      June 11, 2017                              0.69%
                      June 11, 2018                              0.25%



                                     A-1-8

            Payment of the Optional Redemption Price shall include interest accrued to but not including the Redemption Date, but interest installments for a Scheduled Payment Date prior to such Redemption Date will be payable to the Holders of such series of Bonds, or one or more Predecessor Bonds, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

            In the event of a partial redemption, the amount to be redeemed will be allocated pro rata as determined by the then outstanding principal amount among all the Outstanding Bonds at the Redemption Date. The amount to be redeemed that is allocated to the Series A Bonds will be further allocated pro rata as determined by the then outstanding principal amount among all of the Outstanding Series A Bonds.

            In all cases of redemption, the redemption price with respect to each Bond to be redeemed will not be less than 100% of the outstanding principal amount of such Bond at the time of redemption.

            In the event of redemption of this Series A Bond in part only, a new Series A Bond or Bonds for the Initial Principal Amount will be issued in the name of the Holder hereof upon the cancellation hereof, notwithstanding that the Remaining Principal Amount of such Bond or Bonds may be less than such Initial Principal Amount.

            The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company and the Trustee, with the consent of the Insurer, in its sole discretion (so long as no Insurer Default has occurred and is continuing). For certain material changes to the terms of the Bonds, as specified in Section 10.02(2) of the Indenture, the consent of each affected Holder is required. For changes to the terms of the Bonds other than those specified in Sections 10.01 or 10.02(2) of the Indenture, the consent of a majority of the affected Holders is required if an Insurer Default has occurred and is continuing.

            The Indenture also contains provisions permitting the Holders of not less than 60% in Remaining Principal Amount of the Outstanding Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences (it being understood that, so long as no Insurer Default has occurred and is continuing, the Insurer shall have the exclusive right under the Indenture to exercise the rights of the Holders in determining whether and how to exercise any such vote).

            Any such consent or waiver shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration or transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

            No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and the Optional Redemption Price, if any, and interest on this Bond at the times, place and rate, and in the coin and currency, as prescribed in the Indenture.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bonds Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of



                                     A-1-9
and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Bonds Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds, of authorized denominations and for the same aggregate Initial Principal Amount, will be issued to the designated transferee or transferees.

            The Bonds are issuable only in registered form without coupons in Initial Principal Amounts of denominations of $250,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Bonds are exchangeable for a like aggregate Initial Principal Amount of Bonds of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.




                                     A-1-10

                [INSERT IN THE CASE OF A RESTRICTED GLOBAL BOND]

                       Schedule of Exchanges of Interests
                          in the Restricted Global Bond

            The following exchanges of a part of this Restricted Global Bond for an interest in another Restricted Global Bond or for a Restricted Certificated Bond or a Regulation S Global Bond, or exchanges of a part of a Restricted Certificated Bond or a Regulation S Global Bond for an interest in this Restricted Global Bond, have been made:


                                                                           Principal Amount of this
                      Amount of decrease          Amount of increase         Restricted Global Bond
                          in Principal                in Principal               following such               Signature of
                         Amount of this              Amount of this                 decrease               authorized officer
Date of Exchange     Restricted Global Bond      Restricted Global Bond           (or increase)                of Trustee
----------------     ----------------------      ----------------------    ------------------------        ------------------








                                     A-1-11

                                                                     EXHIBIT A-2


                FORM OF ADDITIONAL FIXED RATE SENIOR SECURED BOND

      THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR, (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE, AND, IN ADDITION, TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN THE CASE OF EACH OF CLAUSES (A) AND (B), (1) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS AND (2) IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 FOR THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING, TO A PURCHASER AND, AS APPLICABLE, EACH ACCOUNT FOR WHICH SUCH PURCHASER IS ACTING, THAT (I) IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT, (II) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE PURCHASER AND EACH SUCH ACCOUNT IS A QUALIFIED PURCHASER), (III) HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE PURCHASER OR SUCH ACCOUNT IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (IV) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF UNAFFILIATED ISSUERS AND (V) IS NOT a pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made, AND IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS NOTE WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE TO ITS TRANSFEREE. IN ADDITION TO THE FOREGOING, THE ISSUER MAINTAINS THE RIGHT TO PURCHASE OR FORCE THE RESALE OF ANY NOTES PREVIOUSLY TRANSFERRED TO NON-PERMITTED



                                     A-2-1

      HOLDERS (AS DEFINED IN THE INDENTURE) IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE INDENTURE.

      THE BONDS EVIDENCED HEREBY MAY NOT BE OFFERED OR SOLD UNLESS: (1) THE TRANSFEREE REPRESENTS THAT IT IS A "QUALIFIED PURCHASER" (AS DEFINED IN 2(A)(51)(A) UNDER THE INVESTMENT COMPANY ACT, AS AMENDED); (2) THE TRANSFEROR REPRESENTS THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR HAS PROVIDED TO THE TRANSFEREE NOTICE OF THE TRANSFER RESTRICTIONS APPLICABLE TO THIS SECURITY; (3) BOTH THE TRANSFEROR AND THE TRANSFEREE ACKNOWLEDGE THAT THE ISSUER MAY REFUSE TO HONOR THE TRANSFER OF THE SECURITY IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER; AND (4) THE TRANSFEREE ACKNOWLEDGES THAT THE ISSUER HAS THE RIGHT TO FORCE THE REDEMPTION OR RESALE OF THE SECURITY HELD BY THE TRANSFEREE IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER.

      [INSERT IN THE CASE OF A RESTRICTED GLOBAL BOND: THIS BOND IS A RESTRICTED GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE REFERRED TO BELOW AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR ITS NOMINEE. THIS BOND MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A BOND REGISTERED, AND NO TRANSFER OF THIS BOND IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]




                                     A-2-2

                         NRG PEAKER FINANCE COMPANY LLC

              [__]% SERIES [__] SENIOR SECURED BONDS DUE [________]

                                   $[________]

CUSIP:
ISIN:

NO. [___]

            NRG Peaker Finance Company LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [__________________], or registered assigns, the principal sum of $ [______________] Dollars (or such lesser remaining principal amount as is reflected [in the attached Schedule of Exchanges of Interests in the Restricted Global Bond][in the books and records of the Trustee under the Indenture referred to below]), at the times and in the amounts pursuant to the amortization schedule set forth on the reverse hereof, and to pay interest thereon from and including [___________ ] to but excluding the first Scheduled Payment Date (as defined below), and for each successive period (each, an "Interest Period") from and including the last day of the preceding Interest Period to but excluding the following such Scheduled Payment Date, subject to certain exceptions set forth in the Indenture at the rate of [__]% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Scheduled Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the [_______ ] and [_______ ] (whether or not a Business Day), as the case may be, next preceding such Scheduled Payment Date. The Scheduled Payment Dates shall be [_________] and [_________], commencing [___________].

            If this Bond is issued in the form of a Global Bond, payments of the principal of and interest on this Bond shall be made in immediately available funds to the Depositary. If this Bond is issued as a Regulation S Certificated Bond or a Restricted Certificated Bond, payment of the principal of and interest on this Bond will be made at the Corporate Trust Office of the Trustee in The City of New York, New York, maintained for such purpose, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Bonds Register.

            The "Stated Maturity" of this Bond will be [ ____]. Installments of principal of this Bond will be due and payable, in accordance with the Indenture referred to on the reverse hereof, in the manner described on the reverse hereof.

            This Bond is one of a duly authorized issue of additional bonds of the Company, issued under an Indenture, dated as of June 18, 2002, as supplemented by the [First] Supplemental Indenture dated as of [_______________] (herein, as supplemented or amended from time to time, called the "Indenture", which term shall have the meaning assigned to it in such



                                     A-2-3
instrument), among the Company, the Guarantors, XL Capital Assurance Inc. (the "Insurer") and The Bank of New York (herein called the "Trustee" which term includes any successor trustee under the Indenture) designated as its [__]% Fixed Rate Senior Secured Bonds due [_______], limited in aggregate Initial Principal Amount to $[__________] (herein called the "[__]% Fixed Rate Bonds"). On June 18, 2002, the Company issued under the Indenture its Series A Floating Rate Senior Secured Bonds due 2019 (the "Series A Bonds"), and the Company has also authorized the issuance from time to time under the Indenture of additional series of floating rate and fixed rate senior secured bonds as provided in the Indenture (collectively, the "Additional Bonds" and together with the [__]% Fixed Rate Bonds and the Series A Bonds, the "Bonds").

            Reference is hereby made to the Indenture and the Common Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Insurer, the Trustee and the Holders of the Bonds of each series. This Bond is subject to the provisions of the Indenture and the Common Agreement. To the extent any provision of this Bond conflicts with the express provisions of the Indenture or the Common Agreement, the provisions of the Indenture and the Common Agreement shall govern and be controlling.

            Scheduled payments of principal and interest on the Bonds are guaranteed by the Insurer under the Financial Guaranty Insurance Policy No. CA00261A, dated as of June 18, 2002, issued for the benefit of the Trustee on behalf of the Holders of the Bonds (the "Insurance Policy").

            The Company's obligations owed to the Secured Parties (as defined in the Common Agreement), including the Holders of the Bonds of each series, are secured by the lien created pursuant to the Issuer Collateral Documents (as defined in the Common Agreement) for the equal and ratable benefit of such Secured Parties on the Issuer Collateral (as defined in the Common Agreement).

            Each of the Guarantors unconditionally and irrevocably guaranties the obligations and indebtedness of the Company in respect of the Guaranteed Obligations, including, without limitation, the payment of principal of and interest on the Bonds of each series when due and payable, which Guaranties (included in the Common Agreement and incorporated by reference in the Indenture) are secured by the lien created pursuant to the Project Company Collateral Documents (as defined in the Common Agreement) for the equal and ratable benefit of such Secured Parties on all the Project Company Collateral (as defined in the Common Agreement).

            As set forth in Section 1.04(4) of the Indenture, so long as no Insurer Default has occurred and is continuing, the Insurer shall be entitled to exercise all rights and remedies with respect to the Bonds under the Indenture, including the right to vote on all matters presented to the Holders, the exercise of remedies and the waiver of breaches and defaults, except for (1) the rights of each of the Holders of the Bonds to approve any changes in the material terms of the Bonds as specified in Section 10.02(2) of the Indenture and (2) if an Insurer Default occurs and is continuing, all rights and remedies available to a specific series of Bonds shall be exercised directly by the Holders of such series of Bonds, and all rights and remedies available to Holders as a group under the Indenture shall be exercised by the Holders, acting as a group.

            In the absence of any change in law occurring after the Issue Date that would render the treatment contemplated in this Section 3.13 inconsistent with the law, regulation, or any interpretation thereof, based upon representations from each Holder and beneficial owner of the Bonds, as of the Issue Date and for so long as the Company has no reason to know and an Authorized Officer of the Trustee or any Paying Agent has not received actual notice that such



                                     A-2-4
representations by Holders and beneficial owners of at least 75% of the aggregate principal amount of the Bonds are false or unreliable, the Company, the Trustee and any Paying Agent agree to treat the Bonds for all United States federal tax purposes as investment securities and not as an extension of credit pursuant to a loan agreement; provided, however, that the Company, the Trustee and any Paying Agent shall not be obligated under this covenant with respect to any Bonds held by a Holder or beneficial owner with respect to which the Company has reason to know or an Authorized Officer of the Trustee or any Paying Agent has received actual notice that such representations made by such Holder or beneficial owner, as the case may be, as of the Issue Date are false or unreliable.

            By accepting a Bond or a beneficial interest therein, each Holder and beneficial owner agrees to the treatment described in the preceding paragraph and covenants to take no action inconsistent with such treatment unless otherwise notified by the Company.

            Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Capitalized terms used and not otherwise defined herein are defined in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.




                                     A-2-5

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                 NRG PEAKER FINANCE COMPANY LLC

                                                 By:
                                                     ---------------------------


                  This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:
                                                           THE BANK OF NEW YORK,
                                                                      as Trustee


                                                         By:
                                                            --------------------
                                                            Authorized Signatory



                                     A-2-6

                                Reverse of Bond.

            The interest on this Bond shall be payable semi-annually in arrears (including interest on any interest that is not paid when due), at a fixed rate of [__]% per annum. The interest shall be calculated on the basis of a 360-day year and 30-day month. Interest will be paid on an unadjusted basis, with semi-annual payments calculated on the basis of 180 days per semi-annual period and 30-day months.

            The Company shall repay the principal amount of the [__]% Fixed Rate Bonds in annual installments, commencing on [_______] and continuing until the Stated Maturity. The aggregate amount of principal of the [__]% Fixed Rate Bonds to be repaid in each year shall be as follows:

               Year          Principal Amount             Year                Principal Amount
               ----          ----------------             ----                ----------------
                             $                                                $





            Each annual scheduled repayment of principal will be made on [________] of the relevant year, together with the payment of interest due on that date, to the person whose name this Bond is registered on the Regular Record Date before the payment date. The final annual scheduled repayment of principal will be made only against surrender of the Bond to the Trustee.

            The Bonds are subject to redemption, at any time and from time to time, as a whole or in part, at the election of the Company, at the [__]% Fixed Rate Redemption Price (as defined below), payable in cash. The redemption price for the [__]% Fixed Rate Bonds, payable in cash, shall equal the sum of present values of the Scheduled Payments of principal and interest remaining outstanding at the Redemption Date until maturity, plus the interest accrued to but not including the applicable Redemption Date (the "[__]% Fixed Rate Redemption Price"). Payment of the [__]% Fixed Rate Redemption Price shall include interest accrued to but not including the Redemption Date, but interest installments for a Scheduled Payment Date prior to such Redemption Date will be payable to the Holders of such series of Bonds, or one or more Predecessor Bonds, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

            The present value shall be calculated by the Calculation Agent by discounting the remaining principal and interest payments to maturity on a semi-annual basis assuming a 365-day year and an actual day count. The discount rate used to determine the [__]% Fixed Rate Redemption Price shall be equal to the Treasury Yield (as defined below), plus [__]%.

            "Treasury Yield" means the yield on treasury securities at a constant maturity corresponding to the remaining average life (as of the Redemption Date, rounded to the nearest month) to the stated maturity of the principal being redeemed. For purposes of this definition, the Treasury Yield shall be equal to the arithmetic mean of the yields published in the Statistical



                                     A-2-7

Release (as defined below) under the heading "Week Ending" for "U.S. Government Securities-Treasury Constant Maturities" with a maturity equal to such remaining life; provided, that if no published maturity exactly corresponds with such remaining life, then the Treasury Yield shall be interpolated or extrapolated on a straight-line basis from the arithmetic means of the yields for the next shortest and next longest published maturities. For the purposes of calculation of the Treasury Yield, the most recent Statistical Release published prior to the Redemption Date shall be used. If the format or the content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in a manner that most closely approximates the above manner, as reasonably determined by the Calculation Agent.

            "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination, then such other reasonably comparable statistical release which shall be designated by the Calculation Agent.]

            In the event of a partial redemption, the amount to be redeemed will be allocated pro rata as determined by the then outstanding principal amount among all the Outstanding Bonds at the Redemption Date. The amount to be redeemed that is allocated to the [__]% Fixed Rate Bonds will be further allocated pro rata as determined by the then outstanding principal amount among all of the Outstanding [__]% Fixed Rate Bonds.

            In all cases of redemption, the redemption price with respect to each Bond to be redeemed will not be less than 100% of the outstanding principal amount of such Bond at the time of redemption.

            In the event of redemption of this [__]% Fixed Rate Bond in part only, a new [__]% Fixed Rate Bond or Bonds for the Initial Principal Amount will be issued in the name of the Holder hereof upon the cancellation hereof, notwithstanding that the Remaining Principal Amount of such Bond or Bonds may be less than such Initial Principal Amount.

            The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company and the Trustee, with the consent of the Insurer, in its sole discretion (so long as no Insurer Default has occurred and is continuing). For certain material changes to the terms of the Bonds, as specified in Section 10.02(2) of the Indenture, the consent of each affected Holder is required. For changes to the terms of the Bonds other than those specified in Sections 10.01 or 10.02(2) of the Indenture, the consent of a majority of the affected Holders is required if an Insurer Default has occurred and is continuing.

            The Indenture also contains provisions permitting the Holders of not less than 60% in Remaining Principal Amount of the Outstanding Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences (it being understood that, so long as no Insurer Default has occurred and is continuing, the Insurer shall have the exclusive right under the Indenture to exercise the rights of the Holders in determining whether and how to exercise any such vote).



                                     A-2-8

            Any such consent or waiver shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration or transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

            No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and the [__]% Fixed Rate Redemption Price, if any, and interest on this Bond at the times, place and rate, and in the coin and currency, as prescribed in the Indenture.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bonds Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Bonds Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds, of authorized denominations and for the same aggregate Initial Principal Amount, will be issued to the designated transferee or transferees.

            The Bonds are issuable only in registered form without coupons in Initial Principal Amounts of denominations of $250,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Bonds are exchangeable for a like aggregate Initial Principal Amount of Bonds of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.




                                     A-2-9

                [INSERT IN THE CASE OF A RESTRICTED GLOBAL BOND]

                       Schedule of Exchanges of Interests
                          in the Restricted Global Bond

            The following exchanges of a part of this Restricted Global Bond for an interest in another Restricted Global Bond or for a Restricted Certificated Bond or a Regulation S Global Bond, or exchanges of a part of a Restricted Certificated Bond or a Regulation S Global Bond for an interest in this Restricted Global Bond, have been made:

                                                                       Principal Amount of this
                         Amount of decrease      Amount of increase     Restricted Global Bond
                            in Principal            in Principal           following such               Signature of
                           Amount of this          Amount of this              decrease              authorized officer
  Date of Exchange     Restricted Global Bond  Restricted Global Bond        (or increase)               of Trustee
-------------------    ----------------------  ----------------------  ------------------------      ------------------








                                     A-2-10

                                                                       EXHIBIT B

            FORM OF TRANSFER CERTIFICATE FOR RESTRICTED GLOBAL BOND,
         REGULATION S CERTIFICATED BOND OR RESTRICTED CERTIFICATED BOND
          (FOR TRANSFERS PURSUANT TO SECTION 3.06(1) OF THE INDENTURE)

The Bank of New York,
        as Trustee
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration

           Re: [Insert as applicable: Series A Floating Rate Senior Secured Bonds due June 10, 2019] of NRG Peaker Finance Company LLC (the "Bonds")

                  Reference is made to the Indenture, dated as of June 18, 2002 (the "Indenture"), among NRG Peaker Finance Company LLC (the "Company"), XL Capital Assurance Inc., as insurer, Bayou Cove Peaking Power, LLC, Big Cajun I Peaking Power LLC, NRG Rockford LLC, NRG Rockford II LLC and NRG Sterlington Power LLC, as guarantors, and The Bank of New York as Trustee (the "Trustee"). Capitalized terms used herein and defined in the Indenture or in Regulation S or Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S.$__________ initial principal amount of Bonds presented or surrendered on the date hereof (the "Surrendered Bonds") which are registered in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Surrendered Bonds registered in the name of a Person (the "Transferee") other than the Transferor.

                  In connection with such request and in respect of such Surrendered Bonds, the Transferor does hereby certify that:

            A. It is an initial investor who purchased the Bonds from the initial purchasers pursuant to, the Purchase Agreement, dated June 14, 2002, among the Company, the Guarantors and the initial purchaser named therein and that the Surrendered Bonds are being transferred:

                  1. To a person who the Transferor reasonably believes is a qualified purchaser within the meaning of Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended; AND

                  2. (a) To a person who the Transferor reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A;

                        (b) In an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act; OR

                        (c) Pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder.

OR

            B. If the Transferor is a subsequent investor, that the Surrendered Bonds are being transferred:

                  1. To a person who the Transferor reasonably believes is a qualified purchaser within the meaning of Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended; AND

                  2. (a) To a person who the Transferor reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A;

                        (b) In an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act;

                        (c) Pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder; OR

                        (d) To an institutional investor that is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act pursuant to an exemption from registration under the Securities Act.

            The Transferor understands that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, the Transferor irrevocably authorizes you to produce this certificate to any interested party in such proceeding.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Goldman Sachs International as the initial purchaser of the Bonds.

Dated:

                                         --------------------------------
                                         (Print the name of the Transferor, as
                                         such term is defined in the second
                                         paragraph of this certificate.)

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:
                                         (If the Transferor is a corporation,
                                         partnership or fiduciary, the title of
                                         the person signing on behalf of the
                                         Transferor must be stated.

                                                                     EXHIBIT C-1


                     FORM OF CERTIFICATE FOR TRANSFERS FROM
             [RESTRICTED GLOBAL BOND][RESTRICTED CERTIFICATED BOND]
                        TO REGULATION S CERTIFICATED BOND

              (FOR TRANSFERS PURSUANT TO SECTION 3.07(2)[(B)][(D)]
                                OF THE INDENTURE)

The Bank of New York,
        as Trustee
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration

            Re: [Insert as applicable: Series A Floating Rate Senior Secured Bonds due , 2019] of NRG Peaker Finance Company LLC (the "Bonds")

                  Reference is made to the Indenture, dated as of June 18, 2002 (the "Indenture"), among NRG Peaker Finance Company LLC (the "Company"), XL Capital Assurance Inc., as insurer, Bayou Cove Peaking Power, LLC, Big Cajun I Peaking Power LLC, NRG Rockford LLC, NRG Rockford II LLC, and NRG Sterlington Power LLC, as guarantors, and The Bank of New York, as Trustee (the "Trustee"). Capitalized terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S.$_____________ aggregate initial principal amount of Bonds which are [evidenced by the Restricted Global Bond (CUSIP No. _________; ISIN __________) and held with the Depositary] [held in the definitive form of a Restricted Certificated Bond (CUSIP No. _________; ISIN __________) and registered] in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such [beneficial interest in the Bonds][Bonds] to a Person who will take delivery thereof in the form of an equal aggregate initial principal amount of Bonds held in the definitive form of a Regulation S Certificated Bond (CUSIP No. __________; ISIN ____________).

                  In connection with such request and in respect of such Bonds, the Transferor does hereby certify that:

            (a) with respect to transfers made in reliance on Regulation S under the Securities Act:

                  (i) the offer of the Bonds was not made to a person in the United States;

                  (ii)  either:

                        1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or





                                     C-1-1

                        2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                  (iii) no directed selling efforts have been made in
                        contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                  (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; OR

            (b) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Bonds are being transferred in a transaction permitted by Rule 144 under the Securities Act.

            The Transferor also certifies that such transfer is being made to a person who the Transferor reasonably believes is also a qualified purchaser within the meaning of Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Goldman Sachs International as the initial purchaser of the Bonds.

Dated:

                                         ---------------------------------------
                                         (Print the name of the Transferor, as
                                         such term is defined in the second
                                         paragraph of this certificate.)

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:
                                         (If the Transferor is a corporation,
                                         partnership or fiduciary, the title of
                                         the person signing on behalf of the
                                         Transferor must be stated.)


                                     C-1-2

                                                                     EXHIBIT C-2


                     FORM OF CERTIFICATE FOR TRANSFERS FROM
           [RESTRICTED GLOBAL BOND][REGULATION S CERTIFICATED BOND] TO
                          RESTRICTED CERTIFICATED BOND

              (FOR TRANSFERS PURSUANT TO SECTION 3.07(2)[(B)][(D)]
                                OF THE INDENTURE)

The Bank of New York,
        as Trustee
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration

            Re: [Insert as applicable: Series A Floating Rate Senior Secured Bonds due , 2019] of NRG Peaker Finance Company LLC (the "Bonds")

                  Reference is made to the Indenture, dated as of June 18, 2002 (the "Indenture"), among NRG Peaker Finance Company LLC (the "Company"), XL Capital Assurance Inc., as insurer, Bayou Cove Peaking Power, LLC, Big Cajun I Peaking Power LLC, NRG Rockford LLC, NRG Rockford II LLC, and NRG Sterlington Power LLC, as guarantors, and The Bank of New York, as Trustee (the "Trustee"). Capitalized terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S.$_____________ aggregate initial principal amount of Bonds which are [evidenced by the Restricted Global Bond (CUSIP No. _________; ISIN __________) and held with the Depositary][held in the definitive form of a Regulation S Certificated Bond (CUSIP No. _________; ISIN __________) and registered] in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such [beneficial interest in the Bonds][Bond] to a Person who will take delivery thereof in the form of an equal aggregate initial principal amount of Bonds held in the definitive form of a Restricted Certificated Bond (CUSIP No. __________; ISIN __________).

                  In connection with such request and in respect of such Bonds, the Transferor does hereby certify that the Bonds are being transferred to an institutional investor that is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act pursuant to an exemption from registration under the Securities Act.

      The Transferor also certifies that such transfer is being made to a person who the Transferor reasonably believes is also a qualified purchaser within the meaning of Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding.



                                     C-2-1

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Goldman Sachs International as the initial purchaser of the Bonds.



Dated:

                                         ---------------------------------------
                                         (Print the name of the Transferor, as
                                         such term is defined in the second
                                         paragraph of this certificate.)

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:
                                         (If the Transferor is a corporation,
                                         partnership or fiduciary, the title of
                                         the person signing on behalf of the
                                         Transferor must be stated.)









                                     C-2-2

                                                                     EXHIBIT C-3

                     FORM OF CERTIFICATE FOR TRANSFERS FROM
         [REGULATION S CERTIFICATED BOND][RESTRICTED CERTIFICATED BOND]
                            TO RESTRICTED GLOBAL BOND

         (FOR TRANSFERS PURSUANT TO SECTION 3.07(2)(C) OF THE INDENTURE)

The Bank of New York,
        as Trustee
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration

            Re: [Insert as applicable: Series A Floating Rate Senior Secured Bonds due , 2019] of NRG Peaker Finance Company LLC (the "Bonds")

                  Reference is made to the Indenture, dated as of June 18, 2002 (the "Indenture"), among NRG Peaker Finance Company LLC (the "Company"), XL Capital Assurance Inc., as insurer, Bayou Cove Peaking Power, LLC, Big Cajun I Peaking Power LLC, NRG Rockford LLC, NRG Rockford II LLC, and NRG Sterlington Power LLC, as guarantors, and The Bank of New York, as Trustee (the "Trustee"). Capitalized terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to $_____________ aggregate initial principal amount of Bonds held in the definitive form of a [Restricted Certificated Bond (CUSIP No. _______; ISIN __________)][Regulation S Certificated Bond (CUSIP No. _______; ISIN __________] by [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Bonds to a Person that will take delivery in the form of an equal initial principal amount of Bonds evidenced by the Restricted Global Bond (CUSIP No. ___________; ISIN __________).

                  In connection with such request and in respect of such Bonds, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the Securities Act and accordingly the Transferor does hereby further certify that the Bonds are being transferred to a person that the Transferor reasonably believes is purchasing the Bonds for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Bonds have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

                  The Transferor also certifies that such transfer is being made to a person who the Transferor reasonably believes is also a qualified purchaser within the meaning of Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding.



                                     C-3-1

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Goldman Sachs International as the initial purchaser of the Bonds.

Dated:

                                         ---------------------------------------
                                         (Print the name of the Transferor, as
                                         such term is defined in the second
                                         paragraph of this certificate.)

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

                                         (If the Transferor is a corporation,
                                         partnership or fiduciary, the title of
                                         the person signing on behalf of the
                                         Transferor must be stated.)


                                     C-3-2

                                                                     EXHIBIT D-1

                            INVESTOR CERTIFICATE FOR
                       FOR REGULATION S CERTIFICATED BONDS

NRG Peaker Finance Company LLC
901 Marquette Avenue
Suite 2800
Minneapolis, MN 55402-3265
Attention:  General Counsel

The Bank of New York,
     as Trustee
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration

         Re: [Insert as applicable: Series A Floating Rate Senior Secured Bonds due 2019] of NRG Peaker Finance Company LLC (the "Bonds")

                  Reference is made to the Indenture, dated as of June 18, 2002 (the "Indenture"), among NRG Peaker Finance Company, LLC (the "Issuer"), XL Capital Assurance Inc., as insurer, Bayou Cove Peaking Power, LLC, Big Cajun I Peaking Power LLC, NRG Rockford LLC, NRG Rockford II LLC, and NRG Sterlington Power LLC, as guarantors and The Bank of New York, as Trustee (the "Trustee"). Capitalized terms used herein and defined in the Indenture.

                  The undersigned, in connection with its purchase of the Bonds identified below, hereby represents and warrants as of the date hereof as follows:

         1. The undersigned is not, and each account on behalf of which it is acquiring the Bonds is not a "U.S. person" as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and is acquiring the Bonds in reliance on the exemption from registration provided by Regulation S thereunder.

         2. It understands that the Bonds have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a)(i) by an initial investor, (A) to a person who its reasonably believes is a qualified institutional buyer acquiring for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (B) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S, or (C) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (ii) by a subsequent investor, as set forth in (i) above and, in addition, to an institutional investor that is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act pursuant to an exemption from registration under the Securities Act (if available) or (iii) pursuant to an effective registration statement under the Securities Act, (b) to a person who is a qualified purchaser for purposes of Section 3(c)(7) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and
(c) in accordance with all applicable securities laws of the states of the United States and other jurisdictions. It also understands that the Issuer has not been registered under the Investment Company Act. It understands and agrees that any purported transfer of the Bonds to a purchaser that does not comply with the requirements set forth in this Investor Certificate will be null and void ab initio. It agrees, in connection with any subsequent transfer of the Bonds it is



                                     D-1-1
acquiring, to cause the proposed transferee to execute and deliver to the Trustee an Investor Certificate substantially in the form hereof.

         3. The undersigned is, and each account on behalf of which it is acquiring the Bonds is also a "qualified purchaser" for purposes of Section 3(c)(7) of the Investment Company Act.

         4. It is acquiring the Bonds in an initial principal amount of not less than $250,000 for the purchaser and for each such account.

         5. It is (or if it is acquiring the Bonds for another account, each such account is) acquiring the Bonds as principal for its own account for investment and not for sale in connection with any distribution thereof.

         6. The undersigned and each such account: (i) were not formed for the specific purpose of investing in the Bonds (except when each beneficial owner of the undersigned and each such account is a qualified purchaser for purposes of
Section 3(c)(7) of the Investment Company Act), (ii) to the extent the undersigned or such account is a private investment company formed before April 30, 1996, the undersigned or such account has received the necessary consent from the undersigned's or such account's beneficial owners, (iii) are not a pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made and (iv) are not a broker-dealer that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

         7. Further, each of the undersigned and each such account agrees: (i) that the undersigned or such account shall not hold the Bonds for the benefit of any other person and shall be the sole beneficial owner thereof for all purposes; (ii) that the undersigned or it shall not sell participation interests in the Bonds or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in distributions on the Bonds;
(iii) that the Bonds purchased directly or indirectly by it constitute an investment of no more than 40% of the undersigned's and each such account's assets (except when each beneficial owner of the undersigned and each such account is a qualified purchaser for purposes of Section 3(c)(7) of the Investment Company Act), (iv) to purchase the Bonds in a principal amount of not less than $250,000 for the holder and each such account and (v) that the undersigned or it will provide notice to subsequent transferees of the relevant transfer restrictions described in this Investor Certificate.

         8. In connection with the transfer to it of the Bonds: (i) none of the Issuer or any of its affiliates is acting as a fiduciary or financial or investment adviser for it; (ii) it is not relying on any written or oral advice, counsel or representations of the Issuer other than in the final offering circular dated June 14, 2002 relating to the offering of the Bonds (the "Offering Circular"); (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and has made its own investment decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer or any of its affiliates; and (iv) it is a sophisticated investor and is acquiring the Bonds with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks.



                                     D-1-2

         9. It is not a "U.S. person" as defined in Section 7701(a)(30) of the Internal Revenue Service Code of 1986, as amended; it will provide the Trustee with a properly completed Form W-8 since it is not a "U.S. person"; and it represents that it is not acquiring the Bonds as part of a plan to reduce, avoid or evade U.S. federal income taxes owed, owing, or potentially owed or owing.

         10. If the undersigned is a bank or a branch of a bank, it represents that it is purchasing the Bonds for investment purposes, and not in the ordinary course of its lending business.

         11. It understands that the Issuer, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

Dated: [___________]                        Very truly yours,


                                                   By:
                                                       -------------------------
                                                       Name:
                                                       Title:

Purchase of an aggregate principal amount of
[Series A Floating Rate] Senior Secured Bonds: US$
                                                   ------------------------

                      REGISTRATION AND PAYMENT INSTRUCTIONS

Name in which Bonds should be registered:
                                          ---------------------------
Address and Contact Person
for notices:
                                                ----------------------

                                                ----------------------

                                                ----------------------

                                                ----------------------

Telephone number:
                                                ----------------------
Telecopier number:
                                                ----------------------
Instructions for delivery of Bonds:
                                                ----------------------

                                                ----------------------

                                                ----------------------
Wire transfer information for payments:
Bank:
      -----------------------
Address:
        -----------------------
Bank ABA#:
           -----------------
Account #:
           -------------------
FAO:
     -----------------------
Attention:
           -------------------


                                     D-1-3

                                                                     EXHIBIT D-2

                            INVESTOR CERTIFICATE FOR
                        FOR RESTRICTED CERTIFICATED BONDS


NRG Peaker Finance Company LLC

901 Marquette Avenue
Suite 2800
Minneapolis, MN 55402-3265
Attention:  General Counsel

The Bank of New York,
     as Trustee
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration


         Re: [Insert as applicable: Series A Floating Rate Senior Secured Bonds due 2019] of NRG Peaker Finance Company LLC (the "Bonds")

                  Reference is made to the Indenture, dated as of June 18, 2002 (the "Indenture"), among NRG Peaker Finance Company, LLC (the "Issuer"), XL Capital Assurance Inc., as insurer, Bayou Cove Peaking Power, LLC, Big Cajun I Peaking Power LLC, NRG Rockford LLC, NRG Rockford II LLC, and NRG Sterlington Power LLC, as guarantors and The Bank of New York, as Trustee (the "Trustee"). Capitalized terms used herein and defined in the Indenture.

                  The undersigned, in connection with its purchase of the Bonds identified below, hereby represents and warrants as of the date hereof as follows:

         1. The undersigned is, and each account on behalf of which it is acquiring the Bonds is also an institutional investor that is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and is acquiring the Bonds pursuant to an exemption from registration under the Securities Act.

         2. It understands that the Bonds have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a)(i) by an initial investor, (A) to a person who its reasonably believes is a qualified institutional buyer acquiring for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (B) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S, or (C) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (ii) by a subsequent investor, as set forth in (i) above and, in addition, to an institutional investor that is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act pursuant to an exemption from registration under the Securities Act (if available) or (iii) pursuant to an effective registration statement under the Securities Act, (b) to a person who is a qualified purchaser for purposes of Section 3(c)(7) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and
(c) in accordance with all applicable securities laws of the states of the United States and other jurisdictions. It also understands that the Issuer has not been registered under the Investment Company Act. It understands and agrees that any purported transfer of the Bonds to a



                                     D-2-1
purchaser that does not comply with the requirements set forth in this Investor Certificate will be null and void ab initio. It agrees, in connection with any subsequent transfer of the Bonds it is acquiring, to cause the proposed transferee to execute and deliver to the Trustee an Investor Certificate substantially in the form hereof.

         3. The undersigned is, and each account on behalf of which it is acquiring the Bonds is also a "qualified purchaser" for purposes of Section 3(c)(7) of the Investment Company Act.

         4. It is acquiring the Bonds in an initial principal amount of not less than $250,000 for the purchaser and for each such account.

         5. It is (or if it is acquiring the Bonds for another account, each such account is) acquiring the Bonds as principal for its own account for investment and not for sale in connection with any distribution thereof.

         6. The undersigned and each such account: (i) were not formed for the specific purpose of investing in the Bonds (except when each beneficial owner of the undersigned and each such account is a qualified purchaser for purposes of
Section 3(c)(7) of the Investment Company Act), (ii) to the extent the undersigned or such account is a private investment company formed before April 30, 1996, the undersigned or such account has received the necessary consent from the undersigned's or such account's beneficial owners, (iii) are not a pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made and (iv) are not a broker-dealer that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

         7. Further, each of the undersigned and each such account agrees: (i) that the undersigned or such account shall not hold the Bonds for the benefit of any other person and shall be the sole beneficial owner thereof for all purposes; (ii) that the undersigned or it shall not sell participation interests in the Bonds or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in distributions on the Bonds;
(iii) that the Bonds purchased directly or indirectly by it constitute an investment of no more than 40% of the undersigned's and each such account's assets (except when each beneficial owner of the undersigned and each such account is a qualified purchaser for purposes of Section 3(c)(7) of the Investment Company Act), (iv) to purchase the Bonds in a principal amount of not less than $250,000 for the holder and each such account and (v) that the undersigned or it will provide notice to subsequent transferees of the relevant transfer restrictions described in this Investor Certificate.

         8. In connection with the transfer to it of the Bonds: (i) none of the Issuer or any of its affiliates is acting as a fiduciary or financial or investment adviser for it; (ii) it is not relying on any written or oral advice, counsel or representations of the Issuer other than in the final offering circular dated June 14, 2002 relating to the offering of the Bonds (the "Offering Circular"); (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and has made its own investment decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer or any of its affiliates; and (iv) it is a sophisticated investor and is acquiring the Bonds with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks.



                                      D-2-2

         9. It will provide the Trustee with a properly completed Form W-9 if it is a "U.S. person" for purposes of Section 7701(a)(30) of the Internal Revenue Service Code of 1986, as amended (the "Code") that is not exempt from such requirement, and a properly completed Form W-8 if it is not a "U.S. person".

         10. If it is not a "U.S. person" as defined in Section 7701(a)(30) of the Code, it represents that it is not acquiring the Bonds as part of a plan to reduce, avoid or evade U.S. federal income taxes owed, owing, or potentially owed or owing.

         11. If the undersigned is a bank or a branch of a bank, it represents that it is purchasing the Bonds for investment purposes, and not in the ordinary course of its lending business.

         12. It understands that the Issuer, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.


Dated: [___________]                            Very truly yours,



                                                       By:
                                                          ----------------------
                                                          Name:
                                                          Title:


Purchase of an aggregate principal amount of
[Series A Floating Rate] Senior Secured Bonds: US$
                                                   -----------------------

                      REGISTRATION AND PAYMENT INSTRUCTIONS

Name in which Bonds should be registered:
                                          ---------------------------

Address and Contact Person
for notices:
                                                ----------------------

                                                ----------------------

                                                ----------------------

                                                ----------------------

Telephone number:
                                                ----------------------
Telecopier number:
                                                ----------------------
Instructions for delivery of Bonds:
                                                ----------------------

                                                ----------------------

                                                ----------------------



                                     D-2-3

Wire transfer information for payments:
Bank:
      -----------------------
Address:
        -----------------------
Bank ABA#:
           -----------------
Account #:
           -------------------
FAO:
     -----------------------
Attention:
           -------------------



                                      D-2-4

                                                                     EXHIBIT D-3


                            INVESTOR CERTIFICATE FOR
                           FOR RESTRICTED GLOBAL BONDS


NRG Peaker Finance Company LLC

901 Marquette Avenue
Suite 2800
Minneapolis, MN 55402-3265
Attention:  General Counsel

The Bank of New York,
     as Trustee
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Administration


        Re: [Insert as applicable: Series A Floating Rate Senior Secured Bonds due 2019] of NRG Peaker Finance Company LLC (the "Bonds")

                  Reference is made to the Indenture, dated as of June 18, 2002 (the "Indenture"), among NRG Peaker Finance Company, LLC (the "Issuer"), XL Capital Assurance Inc., as insurer, Bayou Cove Peaking Power, LLC, Big Cajun I Peaking Power LLC, NRG Rockford LLC, NRG Rockford II LLC, and NRG Sterlington Power LLC, as guarantors and The Bank of New York, as Trustee (the "Trustee"). Capitalized terms used herein and defined in the Indenture.

                  The undersigned, in connection with its purchase of the Bonds identified below, hereby represents and warrants as of the date hereof as follows:

         1. The undersigned is, and each account on behalf of which it is acquiring the Bonds is also a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is acquiring the Bonds in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder.

         2. It understands that the Bonds have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a)(i) by an initial investor, (A) to a person who its reasonably believes is a qualified institutional buyer acquiring for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (B) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S, or (C) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (ii) by a subsequent investor, as set forth in (i) above and, in addition, to an institutional investor that is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act pursuant to an exemption from registration under the Securities Act (if available) or (iii) pursuant to an effective registration statement under the Securities Act, (b) to a person who is a qualified purchaser for purposes of Section 3(c)(7) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and
(c) in accordance with all applicable securities laws of the states of the United States and other jurisdictions. It also understands that the Issuer has not been registered under the Investment Company Act. It understands and agrees that any purported transfer of the Bonds to a



                                      D-3-1
purchaser that does not comply with the requirements set forth in this Investor Certificate will be null and void ab initio. It agrees, in connection with any subsequent transfer of the Bonds it is acquiring, to cause the proposed transferee to execute and deliver to the Trustee an Investor Certificate substantially in the form hereof.

         3. The undersigned is, and each account on behalf of which it is acquiring the Bonds is also a "qualified purchaser" for purposes of Section 3(c)(7) of the Investment Company Act.

         4. It is acquiring the Bonds in an initial principal amount of not less than $250,000 for the purchaser and for each such account.

         5. It is (or if it is acquiring the Bonds for another account, each such account is) acquiring the Bonds as principal for its own account for investment and not for sale in connection with any distribution thereof.

         6. The undersigned and each such account: (i) were not formed for the specific purpose of investing in the Bonds (except when each beneficial owner of the undersigned and each such account is a qualified purchaser for purposes of
Section 3(c)(7) of the Investment Company Act), (ii) to the extent the undersigned or such account is a private investment company formed before April 30, 1996, the undersigned or such account has received the necessary consent from the undersigned's or such account's beneficial owners, (iii) are not a pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made and (iv) are not a broker-dealer that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

         7. Further, each of the undersigned and each such account agrees: (i) that the undersigned or such account shall not hold the Bonds for the benefit of any other person and shall be the sole beneficial owner thereof for all purposes; (ii) that the undersigned or it shall not sell participation interests in the Bonds or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in distributions on the Bonds;
(iii) that the Bonds purchased directly or indirectly by it constitute an investment of no more than 40% of the undersigned's and each such account's assets (except when each beneficial owner of the undersigned and each such account is a qualified purchaser for purposes of Section 3(c)(7) of the Investment Company Act), (iv) to purchase the Bonds in a principal amount of not less than $250,000 for the holder and each such account and (v) that the undersigned or it will provide notice to subsequent transferees of the relevant transfer restrictions described in this Investor Certificate.

         8. In connection with the transfer to it of the Bonds: (i) none of the Issuer or any of its affiliates is acting as a fiduciary or financial or investment adviser for it; (ii) it is not relying on any written or oral advice, counsel or representations of the Issuer other than in the final offering circular dated June 14, 2002 relating to the offering of the Bonds (the "Offering Circular"); (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and has made its own investment decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer or any of its affiliates; and (iv) it is a sophisticated investor and is acquiring the Bonds with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks.



                                      D-3-2

         9. It will provide the Trustee with a properly completed Form W-9 if it is a "U.S. person" for purposes of Section 7701(a)(30) of the Internal Revenue Service Code of 1986, as amended (the "Code") that is not exempt from such requirement, and a properly completed Form W-8 if it is not a "U.S. person".

         10. If it is not a "U.S. person" as defined in Section 7701(a)(30) of the Code, it represents that it is not acquiring the Bonds as part of a plan to reduce, avoid or evade U.S. federal income taxes owed, owing, or potentially owed or owing.

         11. If the undersigned is a bank or a branch of a bank, it represents that it is purchasing the Bonds for investment purposes, and not in the ordinary course of its lending business.

         12. It understands that the Issuer, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.


Dated: [___________]                       Very truly yours,


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

Purchase of an aggregate principal amount of
[Series A Floating Rate] Senior Secured Bonds: US$
                                                   -----------------------------

                      REGISTRATION AND PAYMENT INSTRUCTIONS


Name in which Bonds should be registered:
                                          ---------------------------

Address and Contact Person
for notices:
                                                ----------------------

                                                ----------------------

                                                ----------------------

                                                ----------------------

Telephone number:
                                                ----------------------
Telecopier number:
                                                ----------------------
Instructions for delivery of Bonds:
                                                ----------------------

                                                ----------------------

                                                ----------------------



                                     D-3-3

Wire transfer information for payments:
Bank:
      -----------------------
Address:
        -----------------------
Bank ABA#:
           -----------------
Account #:
           -------------------
FAO:
     -----------------------
Attention:
           -------------------



                                     D-3-4

                                                                       EXHIBIT E



                         NRG PEAKER FINANCE COMPANY LLC,

                                   as Issuer,



                         BAYOU COVE PEAKING POWER, LLC,
                         BIG CAJUN I PEAKING POWER LLC,
                     NRG ROCKFORD LLC, NRG ROCKFORD II LLC,
                         AND NRG STERLINGTON POWER LLC,

                                 as Guarantors,

                            XL CAPITAL ASSURANCE INC.

                                   as Insurer,

                                       TO

                              THE BANK OF NEW YORK,

                                   as Trustee


                                   ----------

                         [FIRST] SUPPLEMENTAL INDENTURE

                                   ----------


                         Dated as of [________ __, ____]


                                  $[_________]
         "Series [__] [Floating Rate] [Fixed Rate] Senior Secured Bonds"

                                                                       EXHIBIT E

                  [FIRST] SUPPLEMENTAL INDENTURE, dated as of [_____], 20[__] among NRG Peaker Finance Company LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 901 Marquette Avenue, Suite 2300, Minneapolis, MN 55402-3265, Bayou Cove Peaking Power, LLC, Big Cajun I Peaking Power LLC and NRG Sterlington Power LLC, each a Delaware limited liability company and NRG Rockford LLC and NRG Rockford II LLC, each an Illinois limited liability company (herein collectively called the "Guarantors" or the "Project Companies"), XL Capital Assurance Inc., an insurance company incorporated under the laws of the State of New York (herein called the "Insurer") and The Bank of New York, as Trustee (herein called the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

                                   WITNESSETH:

                  WHEREAS, the Company has heretofore entered into an Indenture, dated as of June [__], 2002 (the "Original Indenture"), with the Guarantors, the Insurer and the Trustee;

                  WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as supplemented by this Supplemental Indenture, is herein called the "Indenture";

                  WHEREAS, under the Original Indenture, additional series of floating rate senior secured bonds and fixed rate senior secured bonds may at any time be established by the Company in accordance with the provisions of the Original Indenture and the terms of such series may be described by a supplemental indenture executed by the Company, the Guarantors, the Trustee and the Insurer;

                  WHEREAS, the Company proposes to create under the Indenture an additional series of [floating rate] [fixed rate] senior secured bonds;

                  WHEREAS, additional floating rate and fixed rate senior secured bonds of other series hereafter established, except as may be limited in the Original Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

                  WHEREAS, all things necessary to make the Series [_] [Floating Rate] [Fixed Rate] Senior Secured Bonds (as defined below), when executed by the Company and authenticated and delivered under this Supplemental Indenture and duly issued by the Company, the valid obligations of the Company, and to make this Supplemental Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, for and in consideration of the premises and the purchase of the Series [_] [Floating Rate] [Fixed Rate] Senior Secured Bonds by their Holders, it is mutually agreed, for the equal and proportionate benefit of all Holders, as follows:

                                    ARTICLE I

                  Series [__] [Floating Rate] [Fixed Rate] Senior Secured Bonds

                  Section 1.01. Establishment. There is hereby established an additional series of [floating rate] [fixed rate] senior secured bonds to be issued under the Indenture, to be designated as the Company's Series [____] [Floating Rate] [Fixed Rate] Senior Secured Bonds due [____] (the "Series [____] [Floating Rate] [Fixed Rate] Senior Secured Bonds").

                  The aggregate Initial Principal Amount of Series [____] [Floating Rate] [Fixed Rate] Senior Secured Bonds that may be authenticated and delivered under this Supplemental Indenture is limited to $[________], except for Series [____] [Floating Rate] [Fixed Rate] Senior Secured Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series [__] [Floating Rate] [Fixed Rate] Senior Secured Bonds pursuant to Section 3.05, 3.06, 3.08, 10.05 or 12.06. of the Original Indenture.

                  [The Series [____] Floating Rate Senior Secured Bonds shall be issued in the form of one Global Bond in substantially the form set out in Exhibit A-1 to the Original Indenture.] [The Series [____] Fixed Rate Senior Secured Bonds shall be issued in the form of one Global Bond in substantially the form set out in Exhibit A-2 to the Original Indenture.] The Depositary with respect to the Series [____] [Floating Rate] [Fixed Rate] Senior Secured Bonds shall be The Depository Trust Company.

                  The form of the Trustee's Certificate of Authentication for the Series [__] [Floating Rate] [Fixed Rate] Senior Secured Bonds shall be in substantially the form set forth in Section 2.04 of the Original Indenture.

                  Each Series [__] [Floating Rate] [Fixed Rate] Senior Secured Bonds shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Scheduled Payment Date to which interest has been paid or duly provided for.

                  Section 1.02. Definitions. The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

                  "Stated Maturity" means [_________].

                  [insert other applicable definitions]

                  Section 1.03. Payment of Principal and Interest.

                  The Company shall repay the principal amount of the [__]% Fixed Rate Senior Secured Bonds in annual installments, commencing on [_______] and continuing until the Stated Maturity. The aggregate amount of principal of the [__]% [Series __] [Floating Rate] [Fixed Rate] Senior Secured Bonds to be repaid in each year shall be as follows:


             Year            Principal Amount        Year      Principal Amount
             ----            ----------------        ----      ----------------
                             $                                 $




            The unpaid principal amount of the Series [____] [Floating Rate] [Fixed Rate] Senior Secured Bonds shall bear interest [insert applicable interest provisions].

            [Insert other applicable provisions].

                                   ARTICLE II

                            Miscellaneous Provisions

                  Section 2.01. Recitals by Company. The recitals contained in this Supplemental Indenture and in the Series [__] [Floating Rate] [Fixed Rate] Senior Secured Bonds, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Series [__] [Floating Rate] [Fixed Rate] Senior Secured Bonds or the proceeds thereof.

                  Section 2.02. Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

                  Section 2.03. Executed in Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                        IN WITNESS WHEREOF, the parties hereto have caused this [First] Supplemental Indenture to be duly executed all as of the day and year first above written.

                                                NRG PEAKER FINANCE COMPANY LLC,
                                                as Issuer


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                BAYOU COVE PEAKING POWER, LLC,
                                                as Guarantor


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                BIG CAJUN I PEAKING POWER LLC,
                                                as Guarantor


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                NRG ROCKFORD LLC,
                                                as Guarantor


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                NRG ROCKFORD II LLC,
                                                as Guarantor


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                NRG STERLINGTON POWER LLC,
                                                as Guarantor


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                XL CAPITAL ASSURANCE INC.,
                                                as Insurer


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                THE BANK OF NEW YORK,
                                                as Trustee


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title: